                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [ ]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [X]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                              CITIZENS UTILITIES COMPANY
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

[LOGO]
                                                          Administrative Offices
                                             High Ridge Park, Stamford, CT 06905
                                                                  (203) 329-8800

- --------------------------------------------------------------------------------

                                                                   April 4, 1995

Dear Fellow Stockholder:

     I am pleased to invite you to attend the 1995 Annual Meeting of the Stockholders of Citizens Utilities Company which will be held at the Hyatt Regency Hotel, 1800 East Putnam Avenue, Old Greenwich, Connecticut, on Friday, May 19, 1995, at 10:00 a.m., Eastern Time.

     At last year's Annual Meeting, more than 80 percent of Citizens' outstanding shares were represented. We hope that the percentage will be even higher at the forthcoming meeting. It is important that your shares be represented whether or not you attend the meeting. In order to insure that you will be represented, we ask that you promptly sign, date, and return the enclosed proxy. If present, you may revoke your proxy and vote in person.

     Attendance at the Annual Meeting will be limited to employees and stockholders as of the record date or their authorized representative. Because of space limitations, admission to the Annual Meeting will be by ticket only. Registered stockholders planning to attend the meeting should complete and return the advance registration form on the back page of this Proxy Statement. An admission card will be mailed to you about two weeks before the meeting. If your shares are held through an intermediary such as a bank or broker, you should request a ticket by writing to Shareholder Services, Citizens Utilities Company, High Ridge Park, Stamford, CT 06905. Please include proof of ownership such as a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding the stock confirming your beneficial ownership.

     We look forward to seeing and meeting with you at the annual meeting.

                                          Cordially,

                                          Leonard Tow

                                          Leonard Tow
                                          Chairman and Chief Executive Officer


                                    ['RECYCLED'LOGO] Printed on recycled paper

[LOGO]
                                                          Administrative Offices
                                             High Ridge Park, Stamford, CT 06905
                                                                  (203) 329-8800

- --------------------------------------------------------------------------------

                                                                   April 4, 1995

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------
To the Stockholders of
CITIZENS UTILITIES COMPANY:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Citizens Utilities Company will be held at the Hyatt Regency Hotel, 1800 East Putnam Avenue, Old Greenwich, Connecticut, on Friday, May 19, 1995, at 10:00 a.m., Eastern Time, for the following purposes:

          1.  To elect directors;

          2.  To approve the  Non-Employee Directors' Deferred Fee Equity  Plan;
     and

          3. To transact such other business as may properly be brought before the meeting.

     The Board of Directors has fixed the close of business on March 24, 1995 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

     A complete list of stockholders entitled to vote at the meeting will be open to the examination of stockholders during ordinary business hours, for a period of ten days prior to the meeting, at the office of the Company in Stamford, Connecticut.

                                          By Order of the Board of Directors
                                          Charles J. Weiss
                                          Secretary

                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Citizens Utilities Company (the 'Company') to be voted at the annual meeting of stockholders of the Company referred to in the foregoing notice. The mailing address of the administrative offices of the Company is High Ridge Park, P.O. Box 3801, Stamford, Connecticut 06905. The approximate date on which this proxy statement and form of proxy are first being sent or given to stockholders is April 5, 1995.

     Elections of directors will be determined by majority vote of the holders of shares of Common Stock Series A and Series B, voting together, present in person or represented by proxy at the meeting. Approval of the Non-Employee Directors' Deferred Fee Equity Plan requires the vote of a majority of the holders of shares of Common Stock Series A and Series B, voting together, present in person or represented by proxy at the meeting. Under Delaware law, abstaining votes are deemed to be present for purposes of determining whether a quorum is present at a meeting. On any matter voted upon, an abstention will have the same effect as a negative vote. Unless contrary instructions are given, all proxies received pursuant to this solicitation will be voted in favor of the election of the nominees and for approval of the Non-Employee Directors' Deferred Fee Equity Plan. Stockholders who execute proxies may revoke them at any time before they are voted.

     The Company had outstanding 152,054,291 shares of Common Stock Series A and 61,596,522 shares of Common Stock Series B, each of which is entitled to one vote at the annual meeting by stockholders of record at the close of business on March 24, 1995.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     No person or 'group' of persons is known by the Company to own as much as 5% of the common stock of the Company.

     The following table reflects shares of Common Stock beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and Exchange Commission) as of February 28, 1995 by each director of the Company, each of the executive officers named in the Summary Compensation Table included elsewhere herein, and the current directors and all executive officers of the Company as a group.

                                                                                                                Percentage
                                                                                               Acquirable           of
                                                         Series A           Series B             Within           Common
Name and Position                                          Owned              Owned            60 Days(1)        Stock(2)
- --------------------------                               ---------          ---------          ----------       ----------
Norman I. Botwinik          Director                        14,714(3)           5,217(3)                           *
Robert J. DeSantis          Vice President and                                 57,128             48,326           *
                              Treasurer
Daryl A. Ferguson           President                                         133,333            109,756           *
Aaron I. Fleischman         Director                        21,515                                                 *
Stanley Harfenist           Director                         7,132              4,231                              *
Andrew N. Heine             Director                           138                                                 *
Robert L. O'Brien           Vice President                                     73,591             58,386           *
Elwood A. Rickless          Director                         6,128              3,888                              *
Donald K. Roberton          Vice President                       6             34,079             27,899           *
John L. Schroeder           Director                         4,561                                                 *
Robert D. Siff              Director                     4,180,107(4)           5,029                                 2%
Robert A. Stanger           Director                                            2,415                              *
Edwin Tornberg              Director                                            7,372(5)                           *
Claire L. Tow               Director                     4,192,819(4)(6)    2,138,413(6)       1,596,844(7)           3%
Leonard Tow                 Chairman and CEO             4,192,819(4)(8)    2,138,413(8)       1,596,844(7)           3%
All directors and
  executive officers as a
  group                                                  4,247,230(9)       2,601,696(9)       1,951,191(9)         3.2%

- ------------

*  Represents less than 1% of the Company's outstanding common stock.

(1) Reflects number of Series B shares that could be purchased by exercise of options available as of February 28, 1995 or within 60 days thereafter under the Company's stock option plan. Pursuant to the definition of beneficial ownership of the Securities and Exchange Commission, said shares are also included in the column 'Series B Owned.'

(2) Based on number of shares outstanding at, or acquirable within 60 days of, February 28, 1995.

(3) Includes 4,136 shares of Common Stock Series A and 5,217 shares of Common Stock Series B owned by Mr. Botwinik's wife. Mr. Botwinik disclaims beneficial ownership of such shares.

(4) Includes 4,180,107 shares of Common Stock Series A owned by Century Investors Inc., a wholly owned subsidiary of Century Communications Corp. of which Robert Siff is a Director, Leonard Tow is Chairman of the Board, Chief Executive Officer, Chief Financial Officer and a Director and Claire Tow is Senior Vice President and a Director and wife of Leonard Tow. The same shares of Common Stock Series A are included in the above table for Robert Siff, Leonard Tow and Claire Tow as required by the definition of beneficial ownership of the Securities and Exchange Commission. By reason of the definition of beneficial ownership, Leonard Tow and Claire Tow are deemed to have an approximate 50% ownership interest in the Common Stock of Century Communications Corp. and thereby both Leonard Tow and Claire Tow have an indirect beneficial interest in such 4,180,107 shares of the Company. Except to the extent of such indirect interest, both Leonard Tow and Claire Tow disclaim ownership interests in any of these shares of Common Stock of the Company. Certain of the Common Stock of Century Communications Corp. previously referred to is held jointly by Leonard Tow and Claire Tow, or solely by Claire Tow, in a fiduciary capacity for the benefit of members of their family. Leonard Tow and Claire Tow each disclaims any ownership interest in shares held solely by the other. Robert Siff and members of his family have no beneficial interest in these shares of Common Stock of the Company. Citizens owns 6.47% of the Class A Common Stock of Century Communications Corp.

(5) Includes 538 shares of Common Stock Series B owned by Mr. Tornberg's wife. Mr. Tornberg disclaims beneficial ownership of such shares.

(6) Includes 11,414 shares of Common Stock Series A held by Claire Tow as custodian for her minor grandchildren; 3,736 shares of Common Stock Series B held by Claire Tow as custodian for her minor grandchildren; 541,159 shares of Common Stock Series B owned by her husband, Leonard Tow; and 1,662 shares of Common Stock Series B held in an individual retirement account for the benefit of her husband, Leonard Tow. Claire Tow disclaims beneficial ownership of all such shares.

(7) Shares acquirable by Leonard Tow within 60 days. Claire Tow disclaims beneficial ownership or control of said shares.

(8) Includes 11,414 shares of Common Stock Series A held by his wife, Claire Tow, as custodian for their minor grandchildren; 1,298 shares of Common Stock Series A owned by Claire Tow; and 3,736 shares of Common Stock Series B held by his wife, Claire Tow as custodian for their minor grandchildren. Leonard Tow disclaims beneficial ownership of all such shares.

(9) Includes all shares as qualified in the preceding footnotes.

     Common Stock Series A is convertible into Common Stock Series B on a share-for-share basis. Under the definition of beneficial ownership of the Securities and Exchange Commission, each owner of Series A shares may be deemed to be the owner of the same number of Series B shares. If any such conversion were to occur, the number of shares of Common Stock owned by, and the percentage ownership of Common Stock of, a stockholder would not change.

                             ELECTION OF DIRECTORS

     At the meeting, eleven directors are to be elected to hold office until the next annual meeting and until their successors have been elected and qualified. Directors will be elected by a majority of the votes of the holders of shares of Common Stock Series A and Series B, voting together, present in person or represented by proxy at the meeting. It is the intention of the persons named in the enclosed proxy to vote for the election as directors of the nominees specified. In case any such nominee should become unavailable for any reason, the proxy holders reserve the right to substitute another person of their choice. The information concerning the nominees and their security holdings has been furnished by them to the Company. Leonard Tow and Claire Tow are husband and wife. There are no other family relationships between any of the nominees.

Norman I. Botwinik           President, Botwinik Brothers, Inc., machine tool sales,            Director since 1968
                             1957-1983; Director, Executive Re, Inc. 1990-1993; and Director
                             Emeritus, Board of Governors, University of New Haven. Age 79.
Aaron I. Fleischman          Senior Partner of Fleischman and Walsh, L.L.P., a Washington,      Director since 1989
                             D.C. law firm specializing in regulatory, corporate-securities and litigation matters for telecommunications and regulated utilities companies; Director, Southern Union Company. Age 56.
Stanley Harfenist            President and Chief Executive Officer of Adesso, Inc., a           Director since 1992
                             manufacturer of hardware for the Macintosh computer; President,
                             Chief Operating Officer and Director of Players International,
                             Inc., 1985 to 1993; Officer, Sega Enterprises, 1982 to 1984; and
                             Knickerbocker Toy Company, Inc., 1978 to 1982. Age 63.
Andrew N. Heine              Practicing attorney/investor 1989 to present; Of Counsel,          Director since 1975
                             Curtis, Mallet-Prevost, Colt & Mosle, October 1987 to 1989;
                             Director, The Olsten Corporation. Age 66.
Elwood A. Rickless           Managing Partner, London, England office of law firm of Whitman    Director since 1989
                             Breed Abbott & Morgan, 1984 to present; Partner, law firm of
                             Graham & James, London, England, 1973 to 1983; during 33 years of practice has specialized in the fields of international corporate, tax, financing, and copyright law and litigation;
                             residence in Santa Fe, New Mexico. Age 65.
John L. Schroeder            Executive Vice President and Chief Investment Officer, The Home    Director since 1980
                             Insurance Company, August 1991 to present; Chairman of the Board and Chief Investment Officer, Axe-Houghton Management, Inc., and
                             Axe-Houghton Funds, April 1983 to June 1990; President and
                             Director, USF&G Investment Management Group, Inc., June 1990 to
                             May 1991. Age 65.
Robert D. Siff               Consultant, CoreStates Financial Corp, April 1, 1987 to present;   Director since 1989
                             Consultant, Citizens Utilities Company, February 15, 1990, to
                             November 14, 1991; Executive Vice President in charge of
                             commercial banking, Chittenden Bank, April 1, 1987 to February
                             15, 1990; Director, Century Communications Corp. Age 70.
Robert A. Stanger            Chairman, Robert A. Stanger & Company, investment banking and      Director since 1992
                             consulting services. Publisher, The Stanger Report. Age 55.
Edwin Tornberg               President and Director, Edwin Tornberg & Company, brokers,         Director since 1992
                             management consultants and appraisers serving the communications industry; President and Director, Radio 780, Inc. (Washington,
                             D.C.); Vice President and Director, Radio One Five Hundred, Inc.
                             (Indianapolis, Ind.); Chairman and Director, New World Radio,
                             Inc. (Washington, D.C.). Age 69.
Claire L. Tow                Senior Vice President since August 1992 and Vice President and     Director since 1993
                             Director since 1988 of Century Communications Corp., a cable television company. Claire L. Tow is the wife of Leonard Tow.
                             Age 64.
Leonard Tow                  Chairman, Chief Executive Officer and Chief Financial Officer,     Director since 1989
                             Citizens Utilities Company, July 1, 1990 to present; Chairman of the Board, Chief Executive Officer, Chief Financial Officer and
                             Director of Century Communications Corp., a cable television company, since its organization in 1973 to the present, and
                             President from 1973 until October 1989. Leonard Tow is the husband of Claire L. Tow. Age 66.

     The Board of Directors held thirteen meetings in 1994. All directors attended at least 75% of Board and appropriate committee meetings.

COMMITTEES OF THE BOARD

     The Board has standing Executive, Audit, Compensation, Nominating and Retirement Plan Committees. The following special committees are currently functioning: Diversity in the Work Force, Marketing and Development, and Strategic Planning.

     Executive Committee. The Executive Committee is composed of Dr. Tow as Chair and Messrs. Harfenist, Fleischman and Schroeder. In 1994 the Committee did not meet, but it took action by unanimous written consent. During intervals between meetings of the Board, the Executive Committee has the power and authority of the Board over the management of the business affairs and property of the Company, except for powers specifically reserved by Delaware law or by the Company's Restated Certificate of Incorporation.

     Audit Committee. The Audit Committee is composed of Mr. Heine as Chair and Messrs. Schroeder, Siff and Stanger. The Committee met three times in 1994. The Committee's functions are to review the arrangements for and scope of the independent accountant's audit, as well as to review the adequacy of the system of internal accounting controls and recommend improvements thereto. The Committee discusses and reviews, with management and the independent accountants, the Company's draft annual report on Form 10-K and other major accounting, reporting and audit matters. The Committee also has oversight over the Company's Internal Audit Department.

     Compensation Committee. The Compensation Committee is composed of Mr. Stanger as Chair and Messrs. Harfenist, Rickless and Tornberg. The Committee met four times in 1994. The Committee reviews the Company's general compensation strategies, acts as the Committee for the Company's Incentive Deferred Compensation Plan, the Management Equity Incentive Plan and the Employee Stock Purchase Plan and establishes and reviews compensation for the Chief Executive Officer and other executive officers of the Company.

     Nominating Committee. The Nominating Committee is chaired by Mr. Harfenist and Messrs. Botwinik and Tornberg are its other members. The Committee was established in 1994 and met in February of 1995 to consider nominations for Directors to be elected in May of 1995 at the Company's Annual Meeting. The Committee's function is to recommend candidates for election to the Board of Directors. The Nominating Committee will entertain suggestions for nominees from stockholders.

     Retirement Committee. The Retirement Committee is composed of Mr. Schroeder as Chair and Mrs. Tow and Messrs. Botwinik and Tornberg. The Committee oversees the pension and savings plans of the Company. The Committee met twice in 1994.

     Special Committees. Special committees of the Board have been established to focus on issues of current importance to the Company where it is believed that the Board of Directors should have involvement in and oversight of processes. The Diversity in the Work Force Committee is chaired by Claire Tow and its other members are Messrs. Harfenist and Rickless. The Marketing and Development Committee is chaired by Mr. Harfenist and Mr. Tornberg is the other member. The Strategic Planning Committee is composed of Messrs. Harfenist, Heine, Schroeder and Stanger.

                            DIRECTORS' COMPENSATION

     Each Director is entitled to a $20,000 annual retainer and fee of $2,000 for each Board meeting attended in person and $1,000 for each Board meeting attended telephonically. Committee chairs are paid a fee of $2,000 and committee members $1,000 for each meeting attended. All such fees are eligible for deferral until termination of service. Deferred amounts are credited with an interest component. Directors who are not Citizens employees and who have completed five years of service become participants in the Directors' Retirement Plan. At termination of service a participant receives benefits for a term of years equal to the sum of 50% of average compensation as a Director for the three most highly compensated years plus 2.5% of such average compensation for each year of service in excess of ten years, but not in excess of twenty years. Generally, the annual benefit will be payable over a period of years equal to a participant's years of service or may be paid in a discounted lump sum at the participant's election. Please refer to 'Approval of the Non-Employee Directors' Deferred Fee Equity Plan' on page 15 for a description of a proposed Plan that will permit Non-Employee Directors to elect to receive their earned directors' fees as stock plan units or options to purchase Company stock.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the 'Committee') is composed of independent Directors, who are responsible for setting and administering compensation, including Base Salaries, Annual Incentives, and stock-based awards paid or awarded to the senior executive group (Vice President and above) of the Company. The following report represents the actions of the Committee and the Board regarding compensation paid to the named executive officers during 1994.

COMPENSATION OF THE SENIOR EXECUTIVE GROUP

     The following section discusses the Company's strategy underlying the compensation program, excluding the Company's Chief Executive Officer, whose compensation is discussed separately later in this report.

EXECUTIVE COMPENSATION STRATEGY

     The Committee's senior executive compensation policy has the following objectives:

       To align the interests of its senior executives and other key employees with those of the Company's customers, shareholders, employees and the strategic objectives of the Company.

       To link compensation to the performance of the Company and to the individual contribution of each executive to that performance.

       To  compensate  executives  at  a  level  that  is  competitive  in   the
       marketplace so that the Company can continue to attract, motivate and retain executives of outstanding ability.

       To establish Base Salaries at about the 50th percentile and Total Annual Cash Compensation (Base Salary plus Annual Cash Incentive) at the 75th percentile of three 'Comparison Groups' (general industrial companies of similar revenue size, telecommunications companies and utilities) recommended by its compensation consultant, The Hay Group. The three Comparison Groups were selected to represent the labor markets in which the Company competes. Since these three groups represent more industries than the Dow Jones Utilities, the companies used as labor market peers are not the same as the companies used as an element of the performance graph on page 12. Within each labor market, the Company looks at the compensation offered by Comparison Groups for jobs of similar responsibility levels. In addition, the Company considers other factors, such as the relative cost of living in job locations, which are taken in account in attracting and retaining a highly competent senior executive group.

       To offer significant levels of risk-based compensation in the form of stock options and restricted stock grants so that some of the rewards ultimately realized by the Company's executives will parallel shareholder returns.

BASE SALARY

     The Compensation Committee reviews recommendations and sets the salary levels of the senior executives in the spring of each year. This review is based upon the duties and responsibilities which the Company expects each executive to discharge during the current year and upon the executive's performance during the previous year. The standards the Company uses are the confidential rankings and assessments described more fully in the 'Annual Cash Incentives' section of this report.

     The Company periodically conducts a comprehensive audit of its senior executive compensation levels. The Company found, based upon its latest study, that its 1994 Base Salary levels for the senior executives are within +/-8 percent of the 50th percentile of the three Comparison Groups.

AT-RISK COMPENSATION

     The Company's Annual Cash Incentives (the Incentive Deferred Compensation Plan, 'IDCP') and Long-term Incentives (the Management Equity Incentive Plan, 'MEIP') introduce elements of risk into the executive compensation program.

ANNUAL CASH INCENTIVES

     The review and determination of awards under the IDCP for all management employees are based upon performance for the previous year. In 1994, 249 employees received IDCP awards. The incentive awards made in 1994 were based upon 1993 results.

     The awards were based, with equal weighting, on the Company's financial performance and individual accomplishments. The Company assesses performance against predetermined corporate, sector, and business unit goals for income before interest and taxes. In 1993, the Company and all sectors exceeded those goals. Individual performance was measured by (1) confidential survey rankings of customer satisfaction and employee satisfaction, (2) peer and superior evaluations of each executive's contributions toward financial and service results and (3) demonstrated leadership in fostering the Company-wide continuous improvement initiative called 'Target: Excellence,' which is dedicated to the continuous improvement of every aspect of the Company's management and performance. The improvements are measured and documented by internal and external surveys and evaluations.

     The Company sets its targeted Total Annual Cash Compensation (the total of Base Salary and Annual Cash Incentives) levels up to the 75th percentile of the Comparison Groups. Each executive is assigned a bonus opportunity which, if fully realized, when combined with Base Salary, will approximately result in the targeted Total Annual Cash Compensation level.

     For 1994, the Company's Total Annual Cash Compensation levels for the senior executives were approximately 30 percent below the 75th percentile of general industrial companies and the telecommunications companies, and 3 percent below the 75th percentile of utilities companies.

LONG-TERM INCENTIVES

     The Company's equity-based incentives are awarded under the MEIP. These awards are intended to provide incentives for high performance and productivity and a close identification with the Company's financial performance and image by enabling employees including senior executives to participate as stockholders. All employees of the Company are eligible to participate in the MEIP. In 1994, stock option awards were made to 597 employees.

     The criteria for MEIP awards include the Company's financial performance for the year up to the date of the award compared to corporate and sector targeted returns on investment. The size of each executive's award was also based on a confidential survey of each executive's peers and subordinates. MEIP awards made in December 1994 reflected the fact that the financial performance for the Company and each of its business sectors was ahead of 1994 financial targets. The Committee has targeted a range of the 75th to the 90th percentile for Total Direct Compensation levels, which includes Base Salary, the IDCP and the MEIP, and excludes indirect remuneration such as benefits. The percentile target has been chosen considering that the Company's ten year annual earnings growth record was higher than 86% of Fortune 500 companies (1984-1993, the latest available period). Within the guidelines, the Committee judgmentally determines the awards given to each of the executives considering experience and performance. The amount of the 1994 option grants embodied the Compensation Committee's strong belief that long-term, equity-based compensation should produce executive rewards which parallel earnings performance.

     For 1994, the Company's Total Direct Compensation levels for the senior executives are 16 percent below the 75th percentile of general industrials, 17 percent below the telecommunications companies and 23 percent above the utilities. The relative value of the Company's long-term incentives was determined by its outside consultant, the Hay Group, using the same model which Hay uses to evaluate the long-term incentives in its Comparison Groups. This method calculates the opportunity value of option grants using consistent assumptions regarding stock price appreciation, discount rate, risk of the long term incentive vehicle and the risk of forfeiture.

                  COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The elements of the compensation for the Chief Executive Officer were established by the employment agreement as of July 1, 1990, negotiated between Dr. Tow's attorney and the Compensation Committee. Although Dr. Tow had been a Director of the Company prior to July 1, 1990, he had not been an employee of the Company and had not assumed the responsibilities of Chief Executive Officer. This employment agreement is summarized in this proxy statement (see page 14).

     Compensation elements for 1994 set according to the agreement included a base salary of $1,064,800 and certain items included in the 'Other Annual Compensation' and the 'All Other Compensation' columns in the compensation table. Other Annual Compensation is personal expenses of $50,000 and reimbursement for insurance premiums of $12,180, and the All Other Compensation column includes $3,500,000, accrued but not paid, for the 1994 portion of an accrual for supplemental retirement benefits required under the employment agreement to be paid subsequent to his retirement. This amount and all prior amounts accrued for this purpose will be negated by substitution of a split-dollar life insurance benefit for such required supplemental retirement benefits upon and subject to the consummation of the stipulation of settlement of the Consolidated Action. See footnote 8 on page 10.

     The Compensation Committee deferred consideration of 1994 MEIP and IDCP awards to Dr. Tow in compliance with of the Memorandum of Understanding referred to on page 18 of this proxy statement. The Committee intends to make awards in the future of incentive compensation to Dr. Tow recognizing his 1994 achievements. The Compensation Committee recognizes Dr. Tow's continuing achievements in carrying out the Board of Directors' mandate to expand and enlarge the Company's activities and to alter the Company's business strategies so as to take advantage of competitive opportunities and to improve efficiencies. These achievements, which include the ongoing program of prudent growth through acquisitions such as the GTE and Alltel transactions and the 'Target: Excellence' program, have produced and continue to produce outstanding successes and are viewed by the Compensation Committee as vital to the Company. The total return to Citizens' stockholders during Dr. Tow's tenure is highlighted on the graph on page 13.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

     The Compensation Committee has been advised that the compensation paid to the named executive officers, including the CEO, meets the conditions required for full deductibility under Internal Revenue Code Section 162(m).

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to each of the corporation's Chief Executive Officer and the four other most highly compensated executive officers. Section 162(m) provides that qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Compensation Committee has been advised that
Section 162(m) does not apply to: (i) compensation paid to the Chief Executive Officer under his current employment agreement, dated as of July 1, 1990 (see 'Employment Agreement' on page 14) or (ii) stock options currently outstanding or subsequently granted or awarded prior to the next annual meeting after 1996 under the Company's current MEIP. The Company currently intends to structure grants under future stock option plans in a manner that provides for an exemption from Section 162(m). Awards made under the IDCP that, in conjunction with other compensation paid, would otherwise cause the Section 162(m) limitation to be exceeded will not do so because of the ability to defer payment under the IDCP until after the retirement of the covered executive officer. The Compensation Committee also recognizes that, in certain instances, it may be in the best interests of the Company in the future to provide compensation that is not deductible.

Robert Stanger                       Stanley Harfenist             Elwood A. Rickless                       Edwin Tornberg
Chairman

                           SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation paid by the Company for each of the last three years to its Chief Executive Officer and the four other most highly compensated executive officers.

                                                                             Long-term Compensation
                                                                      -------------------------------------
                                                                               Awards              Payouts
                                                                      -------------------------   ---------
                                                                                     Securities     Long-
                                   Annual Compensation                                 Under-       term
                          --------------------------------------                       lying      Incentive         All
                                                    Other Annual      Restricted(2)   Options/      Plan           Other
     Name &      Salary                  Bonus(1)   Compensation      Stock Awards    SARS(3)      Payouts    Compensation(4)
    Position      Year        $             $            $                 $            (#)           $              $
- ---------------- ------   ---------      --------   ------------      ------------   ----------   ---------   ---------------

L. Tow(5) ......  1994    1,103,808(6)         0        62,180(7)               0            0        0          3,504,620(8)
  C.E.O., C.F.O.  1993    1,003,000(6)   485,000       167,580(7)               0      667,160        0          3,504,497(8)
  and Chairman    1992      913,500(6)   330,000        58,480(7)       6,949,813    1,426,979        0          3,004,364(8)
D.A. Ferguson ..  1994      359,220      250,000         5,000                  0      100,000        0             48,031
  C.O.O. and      1993      343,742      170,000         5,000            107,250       75,750        0              4,497
  President       1992      326,666      130,000         5,000            229,938       73,938        0              4,364

R.L. O'Brien ...  1994      227,018       35,000             0                  0       26,000        0             23,157
  Vice President  1993      222,567       40,000             0             39,325       26,260        0              4,497
                  1992      215,833       40,000             0            123,813       31,686        0              4,364
D.K. Roberton ..  1994      172,246       50,000             0                  0       27,000        0             24,228
  Vice President  1993      165,133       50,000             0            107,250       26,260        0              4,497
                  1992      160,000       60,000        15,833             53,063       31,686        0              4,364
R.J. DeSantis ..  1994      146,666       35,000             0                  0       29,000        0             25,421
  Vice President  1993      140,750       25,000             0             56,063       27,583        0              4,222
  and Treasurer   1992      134,173       20,000             0             39,325       26,626        0              4,364


- ------------

(1)  All   amounts  in  the  column  were  paid  under  the  Incentive  Deferred
     Compensation Plan except in the instance of the 1992 payment to D.K. Roberton. Plan amounts paid in any year are attributable to performance in the immediately prior year.

(2) Recipients of Restricted Stock have rights to receive dividends. Value shown in table is as of date of grant. Restrictions lapse at the rate of 20% per year for 1992 grants and in three equal amounts over a 2 1/2 year period for the 1993 grants. As of December 31, 1994, the aggregate number of restricted shares held by each executive officer listed above and the market value of such shares on that date were as follows: Dr. Tow, 266,199, $3,360,762; Dr. Ferguson, 11,198, $141,375; Mr. O'Brien, 5,657, $71,420;
     Mr. Roberton, 4,251, $53,669; and Mr. DeSantis, 2,879, $36,347. As of  such date, the total number of restricted shares held by all executive officers as a group was 303,745 and the aggregate market value of the shares on that date was $3,834,781.

(3) Options/SARs adjusted to reflect subsequent stock dividends, the 3-for-2 stock split paid July 1992 and the 2-for-1 stock split paid August 1993. All awards shown are options.

(4) Represents the Company's matching contribution to each executive's 401(k) plan and $43,411, $18,537, $19,608 and $21,021 as the 1994 economic benefit of split dollar life insurance for Dr. Ferguson and Messrs. O'Brien, Roberton and DeSantis.

(5) Please refer to Page 18 of this proxy statement for information regarding certain litigation, the settlement of which will change certain elements of Dr. Tow's compensation.

(6)  Includes  salary of  $1,064,808 and  Director's fees  of $39,000  for 1994,
     $968,000  and  $35,000  for  1993  and  $880,000  and  $33,500  for   1992,
     respectively.

(7) $50,000 of the amount shown in this column for each year represents payment for expenses pursuant to Dr. Tow's employment agreement; $97,260 represents payment of certain legal and accounting fees for the period July 1, 1990 to December 31, 1993 and is shown in the 1993 row; and $12,180 for 1994 represents reimbursement for the cost of term life insurance.

(8)  $3,500,000, $3,500,000 and $3,000,000 of  such amounts represent the  1994,
     1993 and 1992 portions of an accrual over six years for supplemental retirement benefits currently required for Dr. Tow under his employment agreement. The Company purchased life insurance policies in 1994, all of the proceeds of which under current arrangements will be paid to the Company, that is intended to reimburse the Company for the costs of the supplemental retirement benefits and the insurance policies. Upon and subject to the consummation of the stipulation of settlement of the Consolidated Action (see page 18), Dr. Tow's employment agreement will be modified to substitute split-dollar life insurance benefits which will be payable to his estate or heirs as a replacement for such supplemental retirement benefits. The insurance policies purchased by the Company have been structured so that all of the Company's costs in providing such benefits, will be recovered from policy proceeds.

                1994 OPTION GRANTS AND STOCK APPRECIATION RIGHTS

     The following table sets forth options granted to the named executive officers in 1994. No stock appreciation rights were granted in 1994.

                                        Number of(1)     % of Total
                                        Option/SARs     Options/SARs     Exercise
                                          Granted        Granted To       or Base
                                          Series B      Employees In       Price       Expiration        Grant Date
                Name                    Common Stock    Fiscal Year     At Grant(2)       Date       Present Value(3)(4)
- -------------------------------------   ------------    ------------    -----------    ----------    -------------------

L. Tow...............................            0             0%          --             --               --
D.A. Ferguson........................      100,000           6.7%         $ 13.00       12/13/04         $   729,000
R.L. O'Brien.........................       26,000           1.7%         $ 13.00       12/13/04             189,540
D.K. Roberton........................       27,000           1.8%         $ 13.00       12/13/04             196,830
R.J. DeSantis........................       29,000           2.0%         $ 13.00       12/13/04             211,480
                                                                                                        ------------
                                                                                                         $ 1,326,780
                                                                                                        ------------
                                                                                                        ------------
- ------------
COMPARABLE GRANT DATE PRESENT VALUE FOR ALL SHAREHOLDERS (4).....................................     $1,389,866,778
NAMED EXECUTIVES GRANT DATE
    PRESENT VALUE AS A % OF ALL
    SHAREHOLDER GAIN.............................................................................                0.1%

(1) Options become exercisable at the rate of 20% per year on December 13 in each of 1995, 1996, 1997, 1998, and 1999.

(2)  Fair market value at date of grant.

(3) Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized, if any, by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on arbitrary assumptions as to variables such as interest rates, stock price volatility and future dividend yield. The pricing model assumes a dividend yield of 0%, a riskless rate of return of 7.813%, a ten-year term to exercise and volatility of 0.19909.

(4) Based upon the number of shares outstanding on December 13, 1994 (the latest grant date) multiplied by $7.29 (the per share value determined by the Black-Scholes option pricing model for the options granted on December 13, 1994).

                       1994 OPTION EXERCISES AND VALUE OF
                    OUTSTANDING OPTIONS AT DECEMBER 31, 1994

     The following table sets forth option and stock appreciation rights exercised by the named executive officers during 1994 and the number and value of options held by them at December 31, 1994. There were no outstanding stock appreciation rights at December 31, 1994.

                                                                                                 Value of
                                                                   Number of                    Unexercised
                                   Shares                         Unexercised                  In-the-money
                                Acquired on                      Options/SARs                  Options/SARs
                                Exercise(#)                  at Fiscal Year-end(#)         at Fiscal Year-end($)
                                  Series B      Value     ---------------------------   ---------------------------
              Name              Common Stock   Realized   Exercisable   Unexercisable   Exercisable   Unexercisable
              ----              ------------   --------   -----------   -------------   -----------   -------------
L. Tow..........................       0          $0       2,138,505       326,694      $   559,713    $   373,141
D.A. Ferguson...................       0           0         109,756       269,956          242,370        220,677
R.L. O'Brien....................       0           0          58,386        99,424          160,767        121,174
D.K. Roberton...................       0           0          35,990        89,192           68,535         87,275
R.J. DeSantis...................       0           0          48,326        97,278          126,622        113,045

     All numbers are as of December 31, 1994 and reflect adjustment for stock splits and stock dividends paid subsequent to the date of grant. The market price of Common Stock Series B on December 31, 1994 was $12.625. Dollar amounts shown under all columns other than 'Value Realized' have not been, and may never be, realized. The underlying options have not been, and may never be, exercised, and actual gains, if any, on exercise will depend on the value of the Company's stock on the date of exercise.

                    CITIZENS UTILITIES COMPANY PENSION PLAN

     The Company has a noncontributory qualified retirement plan covering substantially all employees that provides benefits based on formulas related to base salary and years of service. Benefits shown are not subject to reduction for Social Security payments. The following table illustrates the estimated annual plan pension benefits (ten years certain for those who became participants prior to 1976) available to all covered employees (other than Kauai Division employees, Louisiana Gas Division employees and certain telecommunications bargaining unit employees covered by separate plan formulas) upon retirement at age 65 in the classifications specified assuming a preretirement death benefit election of 100% joint and survivorship benefits. The remuneration classifications are based on the highest five-year average annual salary and the years of service represent years of credited service. Under federal tax law, remuneration above a specified annual limit may not be credited in the computation of retirement benefits under qualified plans. For 1994, this limit was $150,000.

                               PENSION PLAN TABLE
                                 (000 Omitted)

                                                               Years of Service
                                                    --------------------------------------
                  Remuneration                       5     10     15     20     25     30
- -------------------------------------------------   ---    ---    ---    ---    ---    ---

$150.............................................   $10    $20    $30    $41    $51    $61

     Full years of credited service for individuals participating in the plan and listed in the Summary Compensation Table are three for Dr. Tow, four for Dr. Ferguson, eighteen for Mr. O'Brien, three for Mr. Roberton, and seven for Mr. DeSantis. It should be noted that effective in 1994, remuneration above $150,000 (subject to inflation adjustments) may not be credited in the computation of benefits under qualified plans. For this reason, remuneration above $150,000 has not been included in the table. Dr. Tow's insurance and post-employment benefits are described under the caption 'Employment Agreement.'

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
CITIZENS UTILITIES COMPANY, DOW JONES INDUSTRIAL AVERAGE
(DJIA) AND DOW JONES UTILITY AVERAGE (DJUA).

     The annual changes for the five- and four-year periods shown in the graphs on this and facing page are based on the assumption that $100 had been invested in Citizens stock (weighted average of Series A and Series B) and in each index on December 31, 1989 as required by SEC rules for the five year comparison, or on December 31, 1990 for the four year comparison, and that all quarterly dividends were reinvested at the average of the closing stock prices at the beginning and end of the quarter. The total cumulative dollar returns shown on the graphs represent the value that such investments would have had on December 31, 1994.


                            CITIZENS UTILITIES COMPANY

                 Comparison of Five-year Cumulative Total Return

                               [PERFORMANCE GRAPH]


Company                  100       61      96      126      163       119

DJ Industrial            100       99     124      133      155       163

DJ Utilities             100       95     110      114      125       106

                        1989     1990    1991     1992     1993      1994

$100 invested on 12/31/89 in stock or index including reinvestment of dividends fiscal year ending December 31.


                            STOCK PERFORMANCE GRAPHS

     The year-end cumulative total return for the DJIA and the DJUA for calendar years 1990, 1991, 1992, 1993 and 1994 were respectively $99, $124, $133, $155 and $163, and $95, $110, $114, $125 and $106. Return for the Company is shown on the graphs. It should be noted that the cumulative return of the DJIA and the DJUA does not take into account the fact that a large majority of investors would be required to pay state and federal income taxes on cash dividends received and thus not have total proceeds to reinvest. Unlike most of the companies constituting the indices, Citizens has paid stock dividends during the period 1990-1994. As there was no income tax payable upon the receipt of dividends paid by Citizens, the value that would be realized after taxation upon receipt of dividends by

                                           (TEXT CONTINUES ON BOTTOM OF PAGE 13)

COMPARISON OF FOUR-YEAR CUMULATIVE TOTAL RETURN AMONG
CITIZENS UTILITIES COMPANY, DOW JONES INDUSTRIAL AVERAGE
(DJIA) AND DOW JONES UTILITY AVERAGE (DJUA).

     The graph below shows the cumulative total return to Citizens stockholders since December 31, 1990, shortly after Dr. Tow became Chief Executive Officer in July 1990, compared with the same indices shown on the previous graph, thus illustrating the relative performance of the Company during his tenure in the position.


                            CITIZENS UTILITIES COMPANY

                 Comparison of Four-year Cumulative Total Return

                               [PERFORMANCE GRAPH]


Company                  100       161    206      268      196

DJ Industrial             98       121    129      148      154

DJ Utilities              93       106    108      114       96

                        1990      1991   1992     1993     1994

$100 invested on 12/31/90 in stock or index including reinvestment of dividends fiscal year ending December 31.


holders of the DJIA and DJUA would be diminished as compared to Citizens. For illustration's sake, the year-end cumulative returns of the DJIA and DJUA have been decreased to reflect after-tax reinvestment assuming the maximum federal tax rate payable by individuals. State income tax has not been taken into account. These rates were 33% for 1990, 31% for 1991 and 1992, 36% for 1993 and 1994. The adjusted cumulative total returns for the DJIA and DJUA for calendar years 1990, 1991, 1992, 1993, and 1994 are $98, $121, $129, $148 and $154 and
$93, $106, $108, $114 and $96, respectively.

                              EMPLOYMENT AGREEMENT

     Dr. Tow is covered by an employment agreement providing for his service as Chairman and Chief Executive Officer of the Company for the employment Term, July 1, 1990 through December 31, 1996, and as a consultant for an additional five-year Advisory Period. The following constitutes a summary of certain of the provisions of the agreement. Under the terms of the agreement, Dr. Tow's base annual salary for 1991 was $800,000 which will be increased annually thereafter during the Term, by the greater of 10% or the annual increase in the consumer price index. During the Advisory Period the Company will pay Dr. Tow a base salary of 25% of the base salary for the last year of the Term. In the event of termination of employment for any reason, except for termination by the Company for good cause or certain voluntary resignations by Dr. Tow, payments at least equal to annual bonuses and benefit plan contributions for the remainder of the Term and payments at the base salary rates provided in the agreement for the remainder of the Term and for the Advisory Period will continue to be owing, to be paid in a commuted lump sum. In the event of termination of employment by Dr. Tow occasioned by breach of the agreement by the Company, the Company will also pay Dr. Tow $1 million. Failure of Dr. Tow to be elected or retained as Chairman and Chief Executive, or a reduction in his authority, functions, duties or responsibilities, or a change in control (see below) constitute breaches of the agreement by the Company which entitle Dr. Tow to terminate his employment. The amount of benefits under employee benefit plans will be determined by the amount of his then base salary and bonus. Accelerated vesting of contributions under the IDCP is provided for termination of employment. In the event that Dr. Tow's entitlements constitute excess parachute payments for tax purposes, the Company will pay any taxes resulting to him. Dr. Tow's continued employment and association with Century Communications Corp. is acknowledged under the agreement. His employee and retirement benefits are nonforfeitable except in certain circumstances which are materially detrimental to the Company. Dr. Tow is entitled during his lifetime to life insurance coverage of the greater of the amount provided by the Company's formula for executive officers based on salary, or $3,000,000, or equivalent. Dr. Tow and his wife during their lifetimes will continue to participate in the Company's health and other benefit plans, and, after retirement from full-time employment, the Company will provide offices and support staff equivalent to the offices and support services provided during employment. Dr. Tow is entitled to an annual retirement benefit, commencing at December 31, 1996, or the earlier termination of his employment, equal to two-thirds of final total compensation, which is defined as the amount of remuneration payable to Dr. Tow for the twelve most highly compensated consecutive calendar months of Dr. Tow's employment with the Company. Remuneration is defined so as to include, generally, all forms of taxable income and employee benefits, with certain exceptions for stock-related benefits. If Dr. Tow voluntarily resigns before specified dates on or prior to June 30, 1996, his supplemental annual retirement entitlement will be reduced by stated percentages. The annual entitlement will be preserved in constant dollars by adjustments and entitlements reflecting increases in the consumer price index and is payable at the option of Dr. Tow, and in some instances must be paid, as commuted lump sums.

     Dr. Tow's employment agreement provides that a change in control, as defined, which includes, among other events, the acquisition by a person or group of 9% or more of the Company's voting securities and certain changes in the Board of Directors, shall be a breach of the agreement by the Company and shall entitle Dr. Tow to terminate his employment without reduction of post-employment benefits. If a threatened change of control, as defined, shall occur, Dr. Tow shall thereafter have the option exercisable by notice to the Company to acquire up to 2,000,000 shares of common stock at a price per share equal to the fair market value of the stock on the date such notice is given. The stated number of shares subject to the option shall be adjusted to reflect after July 1, 1990 any declaration or payment of dividends in form of stock, stock splits, stock divisions or new issuances to holders of common stock of options, warrants, rights to acquire additional shares or similar events. Please refer to Page 18 of this proxy statement for information regarding certain litigation, the settlement of which will change certain elements of Dr. Tow's compensation.

                              CERTAIN TRANSACTIONS

     Fleischman and Walsh, of which Aaron Fleischman (a Director) is Senior Partner, performed legal services for the Company for which it paid in 1994 approximately $1,176,800. The Company proposes to retain Fleischman and Walsh during the current year.

     During 1993, the Company advanced to Donald K. Roberton, Vice President of the Company, $329,800 for the purpose of purchasing a primary residence, $327,300 of which was outstanding at the end of 1994. Interest is payable on the indebtedness at the Applicable Federal Rate pursuant to the Internal Revenue Code. The indebtedness is secured by a mortgage on his primary residence.

        APPROVAL OF THE NON-EMPLOYEE DIRECTORS' DEFERRED FEE EQUITY PLAN

     The Board of Directors is submitting for stockholder approval the adoption of the Non-Employee Directors' Deferred Fee Equity Plan (the 'Plan'). The purpose of the Plan is to provide each non-employee director with an opportunity to defer some or all of such director's fees and receive compensation for services in the form of equivalent stock units equivalent to Common Stock Series B ('Common Stock') or in the form of options to purchase Common Stock. The Plan will further the Company's corporate policy that all employees, officers and directors are to be encouraged to share in the Company's long-term prospects by devoting part of their compensation to the acquisition of securities of the Company.

     A description of the primary aspects of the Plan is set forth below and is qualified in its entirety by the full text of the Plan, which is attached as Exhibit A.

     Approval of the Plan requires the favorable vote of holders of a majority of the Company's Common Stock Series A and Series B, voting together, present in person or represented by proxy at the meeting. The Board of Directors recommends a vote FOR approval of the Plan.

GENERAL INFORMATION

     Participation in the Plan is limited to members of the Board of Directors ('eligible directors') who are not current employees of the Company. On February 28, 1995, there were ten eligible directors.

     Under the Plan, two alternatives are offered to eligible directors who may wish to defer receipt of their directors' fees otherwise payable in cash and receive their fees, or a portion thereof, in an equivalent amount of securities. Under the deferred stock plan, eligible directors may elect to receive equivalent stock units in payment of directors' fees (the 'Stock Election'). Under the deferred option plan, eligible directors may elect to receive options to purchase shares of Common Stock in payment of directors' fees (the 'Option Election'). An eligible director, subject to certain limitations, may elect to include all or any portion of his fees to be earned in future Plan years in one or both Elections under the Plan, but without duplication.

STOCK ELECTION

     Pursuant to the Stock Election, eligible directors may elect to defer receipt of up to 100% of their directors' fees otherwise payable in cash and receive instead equivalent stock units. The election, which must be made annually, to defer receipt of fees payable to a director for a Plan year must be made prior to June 30 of the previous year (except for elections to defer fees payable for August 1 through December 31, 1994 and for all of 1995, which election had to have been made on or before July 20, 1994). The investment in equivalent stock units is made immediately after the end of each calendar quarter (the 'accounting date'), when 110% of the amount of the fees deferred for the quarter ended on the day before the accounting date is credited to the participating director's Stock Election account. The price at which the equivalent stock units are credited to a participant's account is based on the fair market value (as defined below) as of the accounting date. The accounting date is always more than six months after the election to receive equivalent stock units. Elections under the Stock Election are irrevocable.

     Distribution of shares of Common Stock under the Stock Election commences upon termination of directorship (pursuant to death, disability or retirement). Upon such termination, a participant will receive the value of his equivalent stock units in either stock or cash (in a lump sum or in installments over a period of five years), as previously selected by the participant, generally at the time of the related election. The Stock Election will continue to be available through Plan year 2014.

     The amounts deferred under to the Stock Election are not intended to be included in the gross income of the directors until such time as the deferred amounts are distributed to the participant or his or her estate. The Company will be entitled to a deduction for tax purposes for compensation paid in the same amount and at the same time as income is recognized by the participant.

OPTION ELECTION

     Under the Option Election, eligible directors may elect to have the equivalent of up to five years (and five months) of annual directors' fees, for one or more annual periods, in the maximum amount of $30,000 per annum, paid to them in the form of options to purchase Common Stock. Elections to receive options in lieu of fees otherwise payable August 1 through December 31, 1994 and for the Plan year 1995 had to have been made on or before July 20, 1994. Elections to receive options for the Plan years 1996-1999 must be made on or before December 15 of the preceding year. Any election may also include succeeding Plan years in addition to the next Plan year. Nine of the current directors elected to receive options for the Plan years 1994-1999 before July 20, 1994. As of the effective date of elections (which for elections made on or before July 20, 1994 was August 1, 1994 and which for elections made on or before December 15 of 1995-1998 is the January 1st following the election), each electing director will be granted options covering that number of shares which is the product of (a) the number of shares which could be purchased at fair market value on the effective date with the amount of fees elected by the director for participation times (b) a valuation factor of 5, which represents the evaluation of the Board of Directors as the amount of options equivalent to the cash amount of directors' fees given up.

     Options representing fees to be earned in any one year become exercisable twelve months after the effective date (except for options relating to fees earned in the last five months of 1994 which became exercisable as of February 1, 1995). To the extent that the options anticipate directors' fees for more than one year, the options will become exercisable in installments over the same number of years as the number of years for which fees are deferred. Each option will remain exercisable for a maximum of ten years after its effective date. The exercise price of each option is 90% of the fair market value on the effective date of the option. A director electing options may cancel one or more of the options or installments of options held by him or her which relate to future Plan years and which have not been earned as of the date of such cancellation. Options will terminate twelve months after termination of service as a director and will be exercisable upon such termination only to the extent that such options were exercisable on the date of termination of the directorship. The options are non-transferable and non-assignable except in the event of death.

     At the time the option is granted, the director will not recognize any taxable income and the Company will not be entitled to any deduction. When a director exercises an option, he or she will generally recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received on the date of exercise over the option exercise price. Generally, the Company will be entitled to a deduction in an amount equal to the income recognized by the director. Upon exercise of an option under the Option Election, the participant may request the Company to accept payment of the exercise price in the form of shares of Common Stock. The tax basis of shares received upon the exercise of an option will be the exercise price paid plus the amount recognized by the director as taxable income attributable to such shares as a result of the exercise. When a director sells shares acquired by the exercise of an option, the difference between the amount received and the adjusted tax basis of the shares will be a capital gain or loss, if such shares constitute a capital asset in the hands of the director.

GENERAL PLAN PROVISIONS

     Fair Market Value. The fair market value of the Common Stock as of any accounting date for the purposes of the Stock Election, and as of any effective date for purposes of the Option Election, shall be the average of the daily high and low reported prices of shares of Common Stock for the third, fourth, fifth and sixth trading days of the month which follow each accounting date or effective date, as the case may be.

     Administration. The Plan is administered and interpreted by a Stock Election committee and an Option Election committee each consisting of not less than two persons, and an administrator. Appropriate adjustment will be made in the event of any stock dividend, stock split, recapitalisation, merger or similar corporate event.

     Plan Maximum. As of any date, the total number of shares of Common Stock Series B which the Plan is obligated to deliver, or has delivered, pursuant to equivalent stock elections, have been purchased by directors pursuant to options or may be issued pursuant to outstanding options under the Plan shall not be more than a maximum of one percent of the total issued and outstanding shares of the Company's Common Stock Series A and Series B as of such date, subject to adjustment in the event of changes in the corporate structure of the Company affecting capital stock. As of the date hereof, the total number of shares that could be issued under the Plan would be approximately 2,100,000.

     Amendments. The Board of Directors of the Company or the Committee may amend the Plan to the extent necessary or appropriate to effect compliance with Rule 16b-3 of the Securities Exchange Act of 1934 (the 'Exchange Act') to continue or provide an exemption from Section 16(b) of the Exchange Act for either the Plan or any other equity plan of the Company; provided that no such amendments or change shall materially increase the benefits to, or shall adversely and materially affect the rights of, a participant unless such amendment is required by Rule 16b-3 to continue or provide such exemption. No amendment shall require shareholder approval unless required under Rule 16b-3. If shareholder approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3, no such amendment shall become effective unless approved by affirmative vote of the Company's shareholders.

     Effective Date; Elections. The Plan was adopted by the Board of Directors on June 28, 1994 and will become effective as of such date, subject to approval by the shareholders of the Company and any required regulatory approvals. All elections heretofore made by eligible directors are contingent upon shareholder and regulatory approval of the Plan, and equivalent stock units and options already elected under the Plan will be null and void if such approvals are not obtained. In such case, the participants would receive the cash fees they would have otherwise received for their services as directors.

     Benefits or Amounts Elected for 1994 Fees. The stock units or ten-year options to purchase Common Stock at $12.70 per share that, subject to shareholder approval, were elected by and would be received by the eligible directors as a group for directors' fees otherwise payable for 1994, assuming the Plan to be effective, are as follows:

                                                                                  STOCK UNITS/
                                                                      DOLLARS       OPTIONS
                                                                      --------    ------------

Stock Election.....................................................   $ 49,509        3,703
Option Election....................................................    110,000       38,962

     The market value of the shares of Common Stock underlying such elections under the Plan as of February 28, 1995, is $13.00 per share. As the Plan is restricted to non-employee directors, no other persons have received or will receive any benefits from the Plan.

                                     OTHER

     A subsidiary of the Company and a subsidiary of Century Communications Corp. ('Century') entered into a joint venture agreement for the purpose of acquiring, for approximately $89 million, and operating two cable television systems in Southern California (the 'Systems'). The joint venture is governed by a management board on which the Company and Century are equally represented. The joint venture has entered into an agreement pursuant to which a subsidiary of Century (the 'Manager') will manage the day-to-day operations of the Systems. The Manager will not receive a management fee but will be reimbursed only for the actual costs it incurs on behalf of the joint venture. With respect to the purchase of any service or asset for the joint venture for use in the Systems, the Manager is obligated to pass through to the joint venture any discount, up to 5%, off the published prices of vendors and is entitled to retain any discount in excess of 5%. On September 30, 1994, the joint venture acquired one of the Systems serving approximately 24,000 subscribers. The purchase of the second System, serving approximately 21,000 subscribers, remains subject to regulatory approval for the transfer of licenses.

     In June 1993, several stockholders commenced purported derivative actions in the Delaware Court of Chancery against the Company's Board of Directors. These actions have since been consolidated (the 'Consolidated Action'). These stockholders allege that the compensation approved by the Board of Directors for the Company's Chairman is excessive and seek, among other things, an accounting for alleged corporate waste and a declaration that the Chairman's employment agreement and existing stock options are invalid. These stockholders further allege that certain corporate transactions involving the Company and Century
Communications Corp. ('Century') benefitted Century to the detriment of the Company and that the Company's Chairman was granted stock options in the Company's subsidiary, Citizens Cellular, which benefitted him when the Subsidiaries subsequently merged. In February 1994, a memorandum of understanding was executed among counsel for the stockholders in the Consolidated Action and counsel for the Company's Board of Directors. The memorandum of understanding contemplates that the parties will attempt to agree upon and execute a stipulation of settlement resolving all of the claims in the Consolidated Action. The memorandum of understanding contemplates, inter alia:
(a) modification of the Chairman's employment agreement (see 'Employment Agreement' herein) and elements of his incentive compensation (i) to substitute split-dollar life insurance payable to his estate or heirs as a replacement for the supplemental retirement payments provision in the employment agreement, (ii) to terminate a portion of certain Centennial stock options granted to him, (iii) to treat a 1993 option grant and a 1992 award of restricted stock so that the vesting rate shall coincide with the rate of return to stockholders, (iv) and to defer any future incentive awards until the Compensation Committee has been reconstituted as set forth below, and (b) the adoption of certain governance provisions that will (i) provide for enactment of by-laws creating a Nominating Committee and requiring that all of the members of the Nominating Committee and Compensation Committee and a majority of the Board of Directors be independent directors and (ii) expand the Board of Directors to twelve and the Compensation Committee to four by the addition of an independent director to each. Consummation of the proposed settlement will be subject to: (a) the completion by plaintiffs of appropriate confirmatory discovery in the Consolidated Action;
(b) the drafting and execution of a stipulation of settlement; (c) notice to all stockholders of the Company of the terms of the proposed settlement; and (d) final approval of the stipulation of settlement by the Delaware Court of Chancery and dismissal of the Consolidated Action with prejudice. The plaintiffs in the Consolidated Action have completed their confirmatory discovery, and the terms of the stipulation of settlement are being negotiated. Plaintiffs' counsel will seek an award of attorneys' fees and expenses in connection with the settlement. No understanding has been reached with respect to the amount of fees and expenses to be sought, but the Company expects to recover the fees and expenses, if any, to be awarded by the Delaware Court of Chancery to plaintiffs' counsel under the Company's Directors' and Officers' liability insurance policy.

     Another action ('Thorpe') was filed in June 1993 in the Delaware Court of Chancery. Like the plaintiffs in the Consolidated Action, plaintiffs in Thorpe allege derivative claims challenging the Chairman's compensation as excessive and the validity of certain stock options granted to the Chairman and other members of the Company's Board of Directors. The plaintiffs in Thorpe also assert derivative claims challenging the fairness of the 1991 merger between the cellular subsidiaries of the Company and Century. In addition, these plaintiffs have alleged that the Chairman and Century paid a premium to purchase control of the Company from the former Chairman, Richard L. Rosenthal, and others. The plaintiffs in Thorpe have also asserted individual and purported class claims challenging the disclosures made by the defendants relating to the above matters and the allegedly improper accounting treatment with respect to the Company's investment in Centennial Cellular Corp. These plaintiffs seek, among other things, an accounting for alleged corporate waste, a declaration that the Chairman's employment agreement and existing stock options are invalid and unspecified monetary damages from the director defendants. In November 1993, another purported derivative action ('Biggs') was filed in the Delaware Court of Chancery against the Company's Board of Directors and Century. The plaintiffs in Biggs challenge the Chairman's compensation, the grant of stock options to the Chairman and other members of the Company's Board of Directors and the 1991 cellular subsidiary merger and the service agreement between Century and Centennial. The Company's Board of Directors has moved to dismiss the complaints in these derivative actions for failure to state a claim and for failure to comply with the demand requirements applicable to a derivative suit. The motions are currently pending. In May 1994, the Delaware Court of Chancery stayed proceedings in the Thorpe and Biggs actions pending presentation of the proposed stipulation of settlement of the Consolidated Action for approval by the Court. Counsel for plaintiffs in the Thorpe and Biggs actions have advised counsel for the defendants that their clients intend to object to the proposed settlement of the Consolidated Action. Discussions are being held with respect to possible modifications of the settlement.

     In June 1993, a stockholder of the Company (Berlin) commenced a purported class action in the United States District Court for the District of Delaware against the Company and the Company's Board of Directors. The stockholder's complaint, amended in July 1993, alleged that the proxy statements disseminated by the Company from 1990 to 1993 failed to disclose material information regarding, among other things, the Chairman's compensation and certain purported related-party transactions and thereby violated federal and state disclosure requirements. The relief sought included a declaration that the results of the 1993 Annual Meeting of the stockholders are null and void, a declaration that the Chairman's Employment Agreement is invalid, and unspecified damages. In September 1994, the District Court granted in part and denied in part defendants' motion to dismiss the amended complaint and denied defendants' motion for summary judgment. In October 1994, defendants moved for summary judgment dismissing the remainder of the claim. This motion is currently pending. In November 1994, plaintiff moved to supplement her amended complaint to add a claim seeking to invalidate the results of the 1994 Annual Meeting of Citizens stockholders on the grounds that the Company's 1994 proxy statement allegedly failed to disclose the amount of the management fee then proposed to be paid to Century in connection with a proposed cable television joint venture. The proposed supplemental complaint also seeks unspecified monetary damages. This motion is currently pending. Counsel for plaintiff in the Berlin action have advised counsel for the defendants that their client may object to the proposed settlement of the Consolidated Action.

                                    GENERAL

     Representatives of KPMG Peat Marwick LLP, the Company's independent public accountants, are expected to be present at the annual meeting with an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     Livingston E. Ross, a vice president of the Company, inadvertently filed a report relating to the sale of 899 shares of Company securities one day late, and Donald K. Roberton, a vice president of the Company, inadvertently filed a report relating to the sale of 762 shares of Company securities 24 days late.

                                 OTHER MATTERS

     The management does not know of matters other than the foregoing that will be presented for consideration at the meeting. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their judgment.

                             STOCKHOLDER PROPOSALS

     For proposals, if any, to be considered for inclusion in the proxy materials for the 1996 annual meeting, they must be received by December 6, 1995.

     The entire cost of soliciting management proxies will be borne by the Company. Proxies will be solicited by mail and may be solicited personally by directors, officers or regular employees of the Company, who will not be compensated for such services. Morrow & Co. has been retained to assist in soliciting proxies at a fee of $7,500, plus distribution costs and other expenses.

                                          By Order of the Board of Directors
                                          Charles J. Weiss
                                          Secretary

                                                                       EXHIBIT A

                           CITIZENS UTILITIES COMPANY
                NON-EMPLOYEE DIRECTORS' DEFERRED FEE EQUITY PLAN

                                   ARTICLE 1
                              PURPOSES OF THE PLAN

1.1 PURPOSES.

     The purpose of this Citizens Utilities Company Deferred Fee Equity Plan For Non-Employee Directors (the 'Plan') is to provide each Director with an opportunity to defer some or all of the Director's Fees and receive compensation for services in the form of options to purchase Citizens' Common Stock or in Plan Units which are equivalent to Citizens' Common Stock. The Plan will implement corporate policy that all employees, officers and directors are to be encouraged to share in the Company's long-term prospects by taking part of their compensation in Common Stock and options.

1.2 INTRODUCTION.

     The Plan is comprised of two separate plans. Because a number of administrative and procedural provisions of each of the plans are similar or identical, the plans have been combined in a single plan for convenience.

     The Plan consists of an option plan through which a director may elect to receive his or her Fees for a period of up to five years (or a shorter period in the case of 1994) in an equivalent amount of options to purchase Common Stock. This plan is referred to as the Option Plan. The provisions of Articles 3 and 4 apply exclusively to the Option Plan.

     The Plan also includes a separate stock plan through which a director may elect (a 'Stock Plan Election') to receive his or her Fees for the next calendar year (or a shorter period in the case of 1994 or a newly elected director) in an equivalent amount of Plan Units. Upon termination of directorship, a Stock Plan Participant will receive the value of his Plan Units in either stock or cash or installments of cash as selected by the Participant at the time of the related Stock Plan Election. The provisions of Articles 5, 6 and 7 apply exclusively to the Stock Plan.

     As defined below, the term 'Plan' will include both the Stock Plan and Option Plan; the term 'Participant' includes an Option Plan Participant and a Stock Plan Participant; the term 'Election' includes an Option Plan Election and a Stock Plan Election; and the term 'Committee' includes an Option Plan Committee and the Stock Plan Committee; unless, in each case, the context requires otherwise.

                                   ARTICLE 2
                                  DEFINITIONS

     As used herein, the following words shall have following meaning unless otherwise specifically provided:

     2.1 'Accounting Date' means, for purposes of the Stock Plan, each January 1, April 1, July 1 and October 1, except that the first Accounting Date in 1995 shall be February 1.

     2.2 'Administrator' means the person or persons appointed by the Board of Directors to represent the Company in the administration of each Plan pursuant to the provisions of Article 10.1.

     2.3 'Act' means the Securities Act of 1933.

     2.4 'Applicable Rate of Interest' means, as of any date, 120% of the then applicable Federal rate of interest pursuant to the Internal Revenue Code. The Federal short term rate of interest shall be the interest component applicable to deferred Fees from the date of deferral until the date of investment in

Plan Units under the Stock Plan. The Federal medium term rate of interest shall apply to distributions in annual installments deferred after Termination pursuant to the Stock Plan.

     2.5 'Beneficiary' means the person or persons designated in writing by the Participant as entitled to receive a Stock Plan Participant's Account upon his death, or to exercise an Option Plan Participant's Option upon his death, or failing such designation, the person or persons who, upon the death of a Participant, shall have acquired by will, or the laws of descent and distribution, the right to receive the benefits specified under this Plan. Beneficiary designations shall be made in writing and delivered to the Administrator and shall comply with any applicable state law relating to testamentary dispositions and other requirements. A Participant may designate a new Beneficiary or Beneficiaries at any time by notifying the Administrator. The last such designation received by the Administrator shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Administrator prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. 'Beneficiary' shall include the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the right to receive the benefits specified in this Plan on behalf of the Participant.

     2.6 'Board of Directors' means the Board of Directors of the Company.

     2.7 'Code' means the Internal Revenue Code of 1986.

     2.8 'Company' means Citizens Utilities Company and its successors and assigns.

     2.9 'Common Stock' means Common Stock Series B, par value $.25 per share, of the Company or any successor Common Stock.

     2.10 'Director' means any director of the Company who is not a full-time employee of the Company.

     2.11 'Effective Date' means, for Option Plan Elections before July 20, 1994, August 1, 1994; and for other Option Plan Elections, the next January 1.

     2.12 'Exchange Act' means the Securities Exchange Act of 1934. 'Rule 16b-3' shall mean such rule promulgated by the Securities and Exchange Commission under the Exchange Act and, unless the circumstances require otherwise, shall include any other rule or regulation adopted under Sections 16(a) or 16(b) of the Exchange Act relating to compliance with, or an exemption from, Section 16(b). Reference to any section of the Exchange Act or any rule promulgated thereunder shall include any successor section or rule.

     2.13 'Fair Market Value' of the Common Stock as of any Accounting Date or Time of Distribution for the purposes of the Stock Plan, and as of any Effective Date for purposes of the Option Plan, shall be the average of the daily high and low prices of shares of Common Stock reported on a composite tape for securities listed on The New York Stock Exchange or, if such shares are not listed for trading on such exchange, on any other established securities market for which quotations are readily available, for the third, fourth, fifth and sixth trading days of the month which follow each Accounting Date or Time of Distribution or Effective Date, as the case may be. Participants will be credited with fractional share interests. If required, an appropriate adjustment will be made for record dates, payment dates and ex-distribution trading. The Stock Plan Committee, the Option Plan Committee or the Board of Directors may select in advance different trading days of the month for determining Fair Market Value, in their discretion.

     2.14 'Option Plan Committee' means the Committee described in Section 10.1 hereof to administer the Option Plan.

     2.15 'Option Plan Election' is an election to receive Options equivalent in value to Option Plan Fees to be earned during the period August 1 - December 31, 1994 or during one or more subsequent Plan Years.

     2.16 'Option Plan Fees' are those Directors' Fees which may be the subject of an Option Plan Election. These are limited to future retainer fees at the rate in effect in the year in which the Option Plan Election is made and board and committee meeting fees, up to a maximum of $30,000 per year. Option Plan Fees for 1994 shall be limited to $12,500.

     2.17 'Option Plan Participant' means a Director who has elected to receive Directors' Fees in the form of Options.

     2.18 'Option Value' -- For each Option Plan Election, the Options granted hereunder shall be in an amount equivalent to the value of the Directors' Fees subject to such Option Plan Election. In order to implement this standard, the Board of Directors has determined at the time of adoption of the Plan that the 'Option Value' of an Option with the terms and conditions of the Option described herein to purchase one share of Common Stock of the Company is 20% of the Fair Market Value of such share on the Effective Date of the Option in question.

     2.19 'Plan' means this Citizens Utilities Company Deferred Fee Equity Plan For Non-Employee Directors.

     2.20 'Plan Unit' shall mean a credit established in a Participant's Stock Plan Account reflecting the number of shares of Common Stock which could be purchased at Fair Market Value as of each Accounting Date as provided in Section
6.1. A Plan Unit shall be deemed to be the equivalent of a share of Common Stock and shall be subject to adjustment in the event of change in Common Stock as provided in Section 11.5.

     2.21 'Plan Year' means the fiscal year of the Company, currently the twelve-month period ended December 31.

     2.22 'Stock Plan Account' shall mean the account established for each Stock Plan Participant to reflect the amount of Fees which such Participant has elected to defer under the Stock Plan, any interest component and all Plan Units which have been acquired with such Fees and interest component.

     2.23 'Stock Plan Committee' means the Committee described in Section 10.1 hereof to administer the Stock Plan.

     2.24 'Stock Plan Election' means a Stock Plan Participant's delivery of a written notice of election to the Administrator (a) electing to defer payment of his or her Fees, and (b) further electing to receive payment of his or her Stock Plan Account either (i) at Time of Distribution in either (A) Common Stock or
(B) cash, or (ii) in installments in cash annually over a five-year period. All such elections shall be irrevocable except as otherwise provided in the Stock Plan.

     2.25 'Stock Plan Fees' and 'Fees' each mean the retainer fees and Board of Directors and committee meeting attendance fees unless the context otherwise requires.

     2.26 'Stock Plan Participant' means a Director who has elected to defer payment of all or a portion of his or her Stock Plan Fees and to establish a Stock Plan Account.

     2.27 'Termination' means retirement from the Board of Directors or termination of service as a Director for death, disability or any other reason.

     2.28 'Time of Distribution' means a date ten (10) calendar days after Termination, except as may be otherwise specified in Article 7; provided that, if payment is to be made in cash and the Time of Distribution is within six months after the date of acquisition or crediting of Plan Units within the contemplation of Rule 16b-3(c)(1) or any successor rule under the Exchange Act, the Time of Distribution shall be delayed, solely for such Plan Units, until more than six months shall have elapsed from the date of acquisition or crediting of such Plan Units.

     2.29 'Trust Agreement' means any Trust Agreement entered into between the Company and any Trustee in connection with the Plan.

     2.30 'Trustee' means any entity named as Trustee in the Trust Agreement, or any successor corporate Trustee thereunder.

                                   ARTICLE 3
                     ELECTIONS BY OPTION PLAN PARTICIPANTS

3.1 DIRECTORS MAY ELECT TO RECEIVE FEES IN THE FORM OF OPTIONS.

     Option Plan Fees to be earned by Directors for the Plan Years 1995 through 1999 may, at the election of a Director, be received as Options as herein provided. Option Plan Fees to be earned by Directors for the period August 1, 1994 through December 31, 1994 may also, at the election of a Director, be received as Options.

3.2 ANNUAL OPTION PLAN ELECTIONS.

     On or before December 15 of each year (except for 1994 when the Option Plan Election must be made on or before July 20, 1994) a Director may deliver to the Administrator his or her Option Plan Election to receive a stated percentage of his or her Option Plan Fees for one or more of the Plan Years 1995 through 1999 or the period August 1 - December 31, 1994, in Options to purchase the number of shares of Common Stock specified in Section 4.1.

     For example: the annual Option Plan Election may cover the Plan Year or Years set forth below (to the extent not theretofore the subject of an Option Plan Election).

Date of Option Plan Election                                    Plan Years or Periods
                                                                for Which Option Plan
                                                                Fees May Be Elected

On or Before July 20, 1994....................................  August 1 - December 31, 1994
On or Before July 20, 1994....................................  1995 - 1999
On or Before December 15, 1995................................  1996 - 1999
On or Before December 15, 1996................................  1997 - 1999
On or Before December 15, 1997................................  1998 - 1999
On or Before December 15, 1998................................  1999

     Elections must include the earliest Plan Year for which un-elected Fees exist and (if additional years are included in the Election) consecutive successive years. An Option Plan Election covering Option Plan Fees for this period shall preclude a Stock Plan Election purporting to cover the same Fees.

3.3 EFFECTIVE DATE.

     Option Plan Elections made on or before July 20, 1994 shall become effective on August 1, 1994. Later years' Option Plan Elections shall become effective as of the next Option Plan Effective Date.

3.4 ADJUSTMENT FOR ACTUAL FEES EARNED.

     If by the end of any Plan Year a Director shall not have earned the amount of Option Plan Fees elected by him or her to be received in Options, the number of shares of Common Stock covered by Options granted for such Plan Year shall be diminished pro rata. Any Fees earned which have not been subject of an Option Plan Election shall be paid in cash in accordance with the normal payment practices of the Company for Directors' Fees. If a Participant's directorship should terminate during a Plan Year which has been the subject of an Option Plan Election, all Fees (including Option Plan Fees) earned by a Director prior to termination shall be paid to him or her or his or her Beneficiary, in cash, on January 15 of the next calendar year (and the related Option shall terminate as elsewhere herein provided).

3.5 CANCELLATION OF ELECTION.

     At any time an Option Plan Participant may cancel one or more Options or installments of Options held by him or her which relate to future Plan Years and consequently have not been earned as of the date of such cancellation. Cancellation shall be effected by delivering a written notice of cancellation to the Administrator. Such cancellation shall not affect any Options held by the Participant relating to the year in which cancellation occurs or to any prior year. Option Plan Fees to be earned by a Director covered by a canceled Election shall thenceforth be paid in cash in accordance with the Company's practices, and may not thereafter become the subject of an Option Plan Election.

                                   ARTICLE 4
                                TERMS OF OPTIONS

4.1 NUMBER OF SHARES COVERED BY AN OPTION.

     The number of shares of Common Stock covered by an Option resulting from an Option Plan Election shall be equal to the Option Plan Fees covered by the Election divided by the Option Value.

4.2 MAXIMUM DURATION.

     The maximum exercise period for each Option granted under the Option Plan shall be ten years from the Effective Date of the Option.

4.3 INITIAL EXERCISABILITY IN INSTALLMENTS.

     Options representing Option Plan Fees to be earned in one Plan Year shall become exercisable on January 1 of the following Plan Year.

     Options which relate to Fees to be earned in more than one Plan Year shall become exercisable in installments on the January 1 of the year following the year in which Fees represented by the installment are earned. For example: An Election covering the years 1996, 1997 and 1998 would become exercisable: as to shares representing 1996 Fees - January 1, 1997; as to shares representing 1997 Fees - January 1, 1998; as to the remainder of the shares - January 1, 1999. An Election covering Fees to be earned in 1999 will first become exercisable on January 1, 2000.

     Options relating to the period August 1, 1994 - December 31, 1994 shall first become exercisable on February 1, 1995.

4.4 EXERCISE PRICE.

     The Exercise Price for all shares of Common Stock purchasable upon exercise of an Option shall be 90% of the Fair Market Value as of the Effective Date applicable to the Option exercised.

4.5 NOTICE OF EXERCISE.

     An Option Plan Participant wishing to exercise an Option may do so by giving written notice of exercise in the form adopted for the Option Plan.

4.6 PAYMENT OF PURCHASE PRICE.

     At the choice of the holder of the Option, the Purchase Price may be paid either in cash, or in shares of Common Stock valued at Fair Market Value on the trading day immediately preceding the date of exercise specified in the notice of exercise.

4.7 EXERCISABILITY AFTER TERMINATION.

     If a Participant's directorship terminates for any reason, the Option shall continue to be exercisable by the Participant or his or her Beneficiary for a period of twelve months after termination of directorship, but only to the extent that the Option was exercisable on the day of termination of the directorship. In no event shall the exercise date be later than the date specified in Section 4.2.

4.8 OPTION NOT TRANSFERABLE.

     No Option granted under the Option Plan shall be transferable other than by will or the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act ('ERISA') or the rules thereunder. During the lifetime of the Option Plan Participant an Option shall be exercisable only by the Participant, or in the event of his or her disability or incompetence, his or her Beneficiary.

                                   ARTICLE 5
                      ELECTIONS BY STOCK PLAN PARTICIPANTS

5.1 DIRECTORS MAY ELECT TO RECEIVE FEES IN THE FORM OF PLAN UNITS.

     Directors may elect to receive Directors' Fees (to the extent such Directors' Fees are not the subject of an Option Plan Election) in the form of Plan Units.

5.2 STOCK PLAN ELECTION TO DEFER.

     A Director of the Company may become a Stock Plan Participant by electing, on an annual basis and prior to June 30 of a Plan Year, to defer receipt of all or a portion of the Stock Plan Fees payable to such Director for the next ensuing Plan Year. An Election shall be effective upon the delivery by a Stock Plan Participant to the Administrator of a written Stock Plan Election to evidence his or her decision. Such Stock Plan Election shall indicate the portion of Directors' Fees to be deferred and credited to his or her Stock Plan Account.

     The following special provisions shall apply to Directors' Fees for 1994 and 1995: On or before July 20, 1994, a Director may deliver a Stock Plan Election to the Administrator in which he or she elects to defer receipt of all or a portion of the Directors' Fees payable to such Director for services during the period August 1, 1994 through December 31, 1994. In such a case, all deferred Fees will be held by the Company in the Participant's Stock Plan Account and will not be invested in Plan Units until February 1, 1995. An election to defer Fees to be accrued during the period January 1, 1995 through December 31, 1995 shall be made on or before July 20, 1994 as provided herein except that the first Accounting Date for investment of such Fees shall be April 1, 1995.

     If a person becomes a Director after the beginning of any Plan Year, he or she may elect to defer receipt of Fees for future services in such Plan Year. Such Stock Plan Election must be made in writing and delivered to the Administrator within twenty days after the individual becomes a Director and will take effect as of the first calendar quarter to start after the date of such Election. In such a case, deferred Fees will be held by the Company in the Participant's Stock Plan Account and will not be invested in Common Stock or Plan Units until the first Accounting Date which is at least six (6) months after the date that such Stock Plan Election is first delivered to the Administrator.

5.3 EFFECTIVENESS OF ELECTIONS.

     Elections for each Plan Year shall be effective and irrevocable upon the delivery of a Stock Plan Election to the Administrator, except as specifically provided in this Plan. Fees deferred pursuant to such Stock Plan Election shall be credited to the Participant's Stock Plan Account and distributed at the times and in the manner set forth in such Election.

     In the absence of an effective Stock Plan Election to take effect on the Time of Distribution as to the time and/or manner of distribution, the payout of a Stock Plan Account shall be in one lump sum cash payment at the Time of Distribution or as soon thereafter as possible, as provided by Section 2.28.

                                   ARTICLE 6
                       STOCK PLAN ACCOUNTS AND PLAN UNITS

6.1 CREDITING STOCK PLAN ACCOUNTS.

     The Stock Plan Account of each Stock Plan Participant shall be credited as of each Accounting Date with Plan Units equal to the number of shares of Common Stock (including fractional share entitlements) that could have been purchased with 110% of the amount credited to his or her Stock Plan Account by reason of the Fees deferred for the quarter ended on the day before the Accounting Date and any interest component at the Applicable Rate of Interest. The quarterly crediting of the Plan Units with deferred Fees has been established for administrative convenience. As of the date of any payment of a stock dividend or stock split by the Company, a Participant's Stock Plan Account will be credited with Plan Units equal to the number of shares of Common Stock (including fractional share entitlements) which are payable by the Company with respect to the number of shares (including fractional share entitlements) equal to the number of Plan Units credited to the Participant's Stock Plan Account on the record date for such stock dividend or stock split. As of the date of any dividend in cash or property or other distribution payable to holders of Common Stock, the Participant's Stock Plan Account shall be credited with additional Plan Units equal to the number of shares of Common Stock (including fractional share entitlements) that could have been purchased at the Fair Market Value as of such payment date with the amount which would have been received as a dividend or distribution on the number of shares (including fractional share entitlements) equal to the Plan Units credited to the Participant's Stock Plan Account as of the record date.

     On a quarterly basis, or as otherwise appropriate to match increases in Plan Units held in the Plan, the Company may, but shall not be required to, purchase Common Stock on the open market and hold the same in the 'Deferred Fee Stock Plan for Non-Employee Directors Account.' Also, the Company may enter into a Trust Agreement with a Trustee and may, but shall not be required to, transfer to the Trustee either (a) the number of shares of Common Stock approximately equal in Fair Market Value as of the last Accounting Date to the aggregate dollar amount of credits in the Participants' Stock Plan Accounts for Stock Plan Fees deferred by the Directors and any interest component on such Accounting Date, or (b) cash with instructions to purchase shares of Common Stock either from the Company or in the open market, as determined by the Company. Purchases in the open market by the Trustee shall not be subject to any direct or indirect control or influence over the times when, or the prices at which, or the broker or dealer through which, the Trustee shall buy such shares.

6.2 ESTABLISHMENT OF STOCK PLAN ACCOUNTS.

     The Company, Administrator or the Trustee, as appropriate, shall establish a separate 'Stock Plan Account' for each Stock Plan Participant who defers Stock Plan Fees pursuant to the Plan, and credit each Participant's Stock Plan Account with his or her entitlement to deferred Fees, an interest component at the Applicable Rate of Interest and Plan Units.

6.3 ADJUSTMENT OF STOCK PLAN ACCOUNTS.

     As of each Accounting Date of each Plan Year and on such other dates as the Administrator directs, the value of each Stock Plan Account shall be determined by the Company, the Administrator, or the Trustee, as appropriate.

                                   ARTICLE 7
                         PAYMENT OF STOCK PLAN ACCOUNTS

7.1 TIME AND METHOD OF DISTRIBUTION.

     Distribution of a Participant's Stock Plan Account shall commence at Time of Distribution. Distribution shall be made in a lump sum or in equal annual cash installments over a period of five years.

     If a distribution is to be made in a lump sum it may be made either in shares of Common Stock or in cash. If a distribution is to be made in cash, it shall be in an amount equal to the Fair Market Value as of the Time of Distribution (or such later date as may be required to continue an exemption under Rule 16b-3) of all Plan Units credited to a Participant's Stock Plan Account plus any uninvested deferred Stock Plan Fees and related interest component. The distribution shall be paid to the Stock Plan Participant or his or her Beneficiary.

     If a distribution is to be made in shares of Common Stock, the distribution shall be such number of shares of Common Stock as shall equal the Plan Units credited to such Participant's Stock Plan Account plus shares of Common Stock equivalent in Fair Market Value to the amount of any accumulated uninvested deferred Fees and interest component in such Participant's Stock Plan Account as of the Time of Distribution. Any remaining fractional interest shall be paid in cash.

     If a distribution is made in annual installments, each annual installment shall be in cash and equal to one-fifth of the amount of the lump sum payable as of the Time of Distribution or later date as aforesaid, with interest on each unpaid installment at the Applicable Rate of Interest in effect on the date of Termination by a Director of his directorship.

7.2 ELECTION OF METHOD OF DISTRIBUTION.

     At the time that a Director first makes an Stock Plan Election to defer Fees for a Plan Year, such Director may elect whether the payments to be made at the Time of Distribution for that Plan Year shall be distributed in a lump sum or in five equal annual cash installments.

     At the same time, any Stock Plan Participant electing lump sum payment may also elect for the payment of such lump sum to be in shares of Common Stock credited to the Stock Plan Account or in cash. A Stock Plan Participant may, in connection with his or her retirement, death or disability, change his or her Stock Plan Election as to the method of payment (shares or cash) of any lump sum distribution from time to time.

     Subject to the provisions of Articles 9 and 10, either the Committee or the Administrator, in their sole discretion, may direct the distribution of the Director's entitlement in a lump sum or in annual installments, and the Committee or Administrator may take into account, but need not take into account, any request by a Director concerning the period over which his entitlement will be distributed.

7.3 MERGER, CONSOLIDATION, SALE OF ASSETS OR TENDER FOR SHARES.

     In the event of a proposed merger or consolidation in which the Company will not be the surviving corporation, or a sale of a majority of the assets of the Company, or in the case of a tender offer for the Company's Common Stock or a similar corporate transaction which is expected in the view of the Committee to result in another company, firm, or group acquiring 20% or more of the voting power of the Company's outstanding securities, the Plan shall take steps to convert Plan Units held by Participants into shares of Common Stock. The Plan shall obtain such shares with a view to making the same available for participation by Stock Plan Participants in the transaction (subject to the fourth from last sentence of this Section). Such shares may be obtained by the Plan from the 'Deferred Fee Stock Plan for Non-Employee Directors Account,' any trust account for the benefit of Plan Participants, the Company, or any other source, including authorized and unissued, or issued and reacquired, shares of Common Stock. In the event that shares of Common Stock are convertible into or otherwise exchangeable for securities of another corporation, or cash or other property without the need for action or tender by an individual shareholder, the Company shall take all necessary steps to carry out such conversion or exchange and shall deliver to each Stock Plan Participant the securities, cash or other property into which his or her shares have been exchanged or converted. In the event of a tender offer or similar event in which an individual shareholder of the Company may elect to tender shares or otherwise take steps to receive securities, cash or other property, the Company shall so advise the Participants and take such action, including tender, or shall refrain from action, as directed in writing by each Stock Plan Participant. Prior to the completion of such tender offer or similar event, no Participant shall have any entitlement to any shares, and if such event is not completed each

Participant shall be entitled to Plan Units and not shares of Common Stock. Upon the completion of such tender offer or similar event, the Company shall distribute to each Stock Plan Participant any shares of Common Stock, securities, cash or other property held by the Plan for his or her Stock Plan Account. The Administrator may delay such distribution to any Stock Plan Participant in order to comply with, or continue the availability of an exemption under, the Act or Exchange Act. Upon the completion of such distribution the Stock Plan shall terminate.

7.4 CHANGE IN TAX LAW.

     The Stock Plan is intended to be treated as an unfunded deferred compensation plan under the Code. It is the intention of the Company that the amounts deferred pursuant to this Plan shall not be included in the gross income of the Participants or their Beneficiaries until such time as the deferred amounts are distributed from the Plan. If, at any time, it is determined or claimed by the Internal Revenue Service ('Service') that amounts deferred in earlier Plan Years have become currently taxable to the Participants or their Beneficiaries, the Committee may, in its discretion, terminate the Plan and distribute amounts credited to the Stock Plan Participants or their
Beneficiaries. Such determination shall be based on a ruling or publicly available pronouncement from the Service, or on the position taken by the Service in audit, or a written opinion from tax counsel.

                                   ARTICLE 8
                            CREDITORS AND INSOLVENCY

8.1 UNFUNDED STATUS.

     Any and all payments made to a Stock Plan Participant pursuant to the Plan shall be made from the general assets of the Company or assets available to its general creditors. Any payments made in good faith under the terms of the Plan to a Stock Plan Participant or his Beneficiary shall fully discharge the Plan, the Company, the Trustee, if any, the Administrator and the Committee from all further obligations with respect to such payments. The Company intends that the Plan shall be considered unfunded for all purposes, including tax purposes and purposes of Title I of ERISA.

8.2 CLAIMS OF THE COMPANY'S CREDITORS.

     All assets held pursuant to the provisions of this Plan shall be subject to the claims of general creditors of the Company, including judgment creditors and bankruptcy creditors. The rights of a Stock Plan Participant or Beneficiary to any assets of the Plan or Trust shall be no greater than the rights of an unsecured creditor of the Company.

     No Stock Plan Participant shall have any claim or entitlement to any shares of Common Stock which have been purchased, acquired or held by the Plan, Company or any Trustee. Any and all such shares shall be the property of the Company and shall only represent funds or assets available to the Company which it shall have designated to match its obligations and accruals with respect to the Plan.

8.3 NOTIFICATION OF TRUSTEE, IF ANY.

     If the Company has appointed a Trustee for the Plan, the following provisions shall obtain: In the event the Company becomes insolvent, the Board of Directors and the Chief Executive Officer of the Company shall immediately notify the Trustee of that fact. The Trustee shall not make any payments from the Trust to any Stock Plan Participant or any Beneficiary under the Plan after such notification is received or at any time after the Trustee has knowledge of such insolvency. Under any such circumstances, the Trustee shall make available any property held in the Trust to satisfy the claims of the Company's general creditors or, upon satisfaction of such claims, to the Participants, as a court of competent jurisdiction may direct. For purposes of this Plan, the Company shall be deemed to be insolvent if the Company is subject to a pending voluntary or involuntary proceeding as a debtor under the United States Bankruptcy Code, or is unable to pay its debts as they mature. All trust assets shall be subject to the claims of general creditors of the Company to the fullest extent contemplated by Revenue Procedure 92-64.

                                   ARTICLE 9
                               PAYMENT OF SHARES

9.1 DELIVERY OF CERTIFICATES FOR STOCK.

     At the Time of Distribution or as soon thereafter as practicable, subject to the fourth paragraph of this Section, the Company shall deliver to a Stock Plan Participant who has elected to receive shares of Common Stock or to his Beneficiary a certificate for the shares of Common Stock to which he or she is entitled. At the time of exercise of an Option, subject to the fourth paragraph of this Section, the Company shall deliver to the Option Plan Participant or his or her Beneficiary a certificate for shares of Common Stock to which he or she is entitled. Such certificates shall be registered in the name of the Participant or Beneficiary.

     The Company shall not be required to issue or deliver any certificates for, or make book-entry reflecting, shares of Common Stock prior to (a) the listing of such shares on any stock exchange or quotation system on which the Common Stock may then be listed or quoted and (b) the completion of any registration, qualification, approval or authorization of such shares under any federal or state law, or any ruling or regulation or approval or authorization of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

     All certificates for shares of Common Stock delivered under the Plan, and book entries reflecting such shares, shall be subject to such restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state securities laws.

     If the registration of ownership of Common Stock is then being maintained by the Company or its transfer agent in book-entry form, then the delivery of shares of Common Stock to the Participant or his Beneficiary may be evidenced by book entry, unless the Participant or Beneficiary requests otherwise in writing.

9.2 TAXES.

     The Company or the Trustee, as appropriate, shall deduct the amount of any taxes, if so required by law, from any payments made pursuant to the Plan and shall transmit the withheld amounts to the appropriate taxing authority, and provide the Stock Plan Participant or any Beneficiary of appropriate evidence of withholding. In the case of exercise of an Option under the Option Plan or payment in shares of Common Stock under the Stock Plan, the Participant may request the Company to accept payment of any related withholding taxes in the form of shares of Common Stock valued at Fair Market Value on the trading day immediately prior to the related exercise of the Option or payment in shares of Common Stock, as the case may be.

9.3 PAYMENT TO BENEFICIARY; EXERCISE OF OPTION BY BENEFICIARY.

     Upon the death of a Stock Plan Participant, the Stock Plan Account of the deceased Stock Plan Participant shall be paid to the Beneficiary either (i) in the same manner as it would have been paid to the Stock Plan Participant or (ii) in a lump sum settlement, as determined by the Committee or the Administrator in their sole discretion, consistent with the guidelines referred to in Article 10. Upon the death of a Option Plan Participant, the Beneficiary may exercise any Option to the extent exercisable on the date of death.

9.4 REDESIGNATION OF BENEFICIARY.

     Amendments which serve only to change the Beneficiary designation shall be permitted at any time and as often as necessary.

                                   ARTICLE 10
                                 ADMINISTRATION

10.1 APPOINTMENT OF COMMITTEE AND ADMINISTRATOR.

     The Board of Directors shall appoint a Stock Plan Committee and an Option Plan Committee (which may be the same Committee), each consisting of not less than two persons, to administer and interpret the Plan. Members of a Committee shall hold office at the pleasure of the Board of Directors and may be dismissed at any time with or without cause.

     The Board  of  Directors shall  also  designate  one or  more  officers  or employees of the Company to be the Administrator to have the primary administrative responsibility with respect to each Plan, in coordination with and under the direction of the Committee.

10.2 POWERS OF THE ADMINISTRATOR AND THE COMMITTEE.

     The Stock Plan and Option Plan Committees and the Administrator shall together administer the Plan. The Committees shall not, under any circumstances, have authority to select those Directors who will be eligible to participate in the Plan or to make decisions concerning the timing, pricing or amount of any benefit, Plan Unit, share of Common Stock or Option under the Plan. All such matters are determined solely by the provisions of the Plan. The Committees shall interpret or supplement the provisions of the Plan where desirable or necessary and may resolve ambiguities or omissions or adopt procedures for the administration of the Plan consistent with the purpose and provisions of the Plan and any rules adopted by the Committee. Whenever directions, designations, applications, requests or other notices are to be given by a Participant under the Plan, they shall be filed with the Administrator.

     Except as provided in the next paragraph, all decisions, determinations or actions of a Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of a Committee and shall be final, conclusive and binding on all persons for all purposes.

     If the taking of any action or the making of any determination by a Committee or Administrator shall jeopardize the effectiveness of the deferral of Fees or of credits in Participants' Stock Plan Accounts or Options for federal income tax purposes or any exemption of any plan of the Company from Section 16(a) and (b) of the Exchange Act, the Committee or Administrator, as the case may be, shall be deemed to be without the power to take such action or make such determination.

10.3 RENDERING OF QUARTERLY PLAN ACCOUNTS.

     After the close of each quarter, the Administrator will deliver to each Participant a statement showing the Plan Units which have been credited to his or her account as of the end of such quarter and any accumulated deferred fees. The accounting shall also indicate the price per unit for all Plan Units credited since the end of the previous account. The statement will also show the Options held and/or elected by a Participant and the terms of such Options.

10.4 BOTH ELECTIONS MAY APPLY TO A PLAN YEAR.

     Subject to the limitations contained in each Plan, a Director may elect to include all or any portion of his Fees to be earned in any future Plan Year in one or both of the Plans, but without duplication. If a Director has delivered an Option Plan Election and a Stock Plan Election for the same Plan Year or period, the Fees covered by such Elections shall be allocated as specified in such Elections or in other instructions from the Director. In the event of a conflict in instructions from a Director, the Administrator shall advise the Director.

10.5 ADVANCE NOTIFICATION BY ADMINISTRATOR.

     On or before May 31 of each year, the Administrator shall notify each Director that he or she must deliver a written Stock Plan Election to the Administrator prior to June 30 (or any later cut-off date permitted by the Administrator) in order to defer Fees during the next calendar year. On or before November 30 of each year, the Administrator shall notify each Director that he or she must deliver a written Option Plan Election to the Administrator prior to December 15 (or any later cut-off date permitted by the Administrator) in order to elect to receive Options in payment for future services as a Director in upcoming Plan Years.

                                   ARTICLE 11
                                 MISCELLANEOUS

11.1 TERM OF PLAN.

     The Plan shall become effective as provided in Section 11.9 and the Stock Plan shall continue through the Plan Year 2014 unless earlier terminated pursuant to Sections 7.3 or 7.4.

11.2 SHARES SUBJECT TO THE PLAN.

     As of any date the maximum number of shares of Common Stock which the Plan may be obligated to deliver pursuant to the Stock Plan and the maximum number of shares of Common Stock which shall have been purchased by Participants pursuant to Options and which may be issued pursuant to outstanding Options under the Option Plan shall not be more than one (1%) percent of the total outstanding shares of Common Stock Series A and Series B of the Company as of such date, subject to adjustment in the event of changes in the corporate structure of the Company affecting capital stock. Any Common Stock transferred by the Company to a Stock Plan Account or to the Trustee or delivered by the Company upon exercise of an Option hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares as the Company shall determine. Cash transferred to the Trustee may be used to purchase Common Stock in the open market or from the Company.

     In the event that the total number of shares of Common Stock subject to, or issued pursuant to, the Plan at any one time is in excess of the above-stated limit, the number need not be reduced if such excess has resulted from a reduction in the amount of issued and outstanding shares of Common Stock subsequent to the time that such Options were granted or such shares were issued. If any shares of Common Stock subject to purchase by a Participant under an Option under the Plan are not purchased, such shares of Stock shall be deemed not to have been purchased pursuant to the Plan for purposes of this Section. Shares of Common Stock received or retained by the Company in payment of the exercise price of Options or in payment, or in lieu of payment, of withholding taxes shall not reduce the number of shares deemed to have been purchased pursuant to the Plan.

11.3 NON-ALIENATION OF BENEFITS.

     The rights of a Stock Plan Participant to the payment of deferred compensation, to funds or shares as provided in this Plan and with respect to amounts credited to his or her Stock Plan Account and the rights of an Option Plan Participant with respect to an Option or to purchase shares of Common Stock upon exercise of an Option are not transferable by a Participant other than by will or the laws of descent and distribution and shall not be assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation. No Participant may borrow against his or her Stock Plan Account or Options. No Stock Plan Account nor Option shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, whether voluntary or involuntary, including, but not limited to, any liability which is for alimony or other payments for the support of a spouse or former spouse, or for any other relative of a Participant. Neither a Participant's Stock Plan Account or Option hereunder nor a Participant's rights to benefits hereunder may be assigned to any other party by means of a judgment, decree or order (including approval of a property settlement agreement) relating to the provision of child support, alimony payments, or marital property rights of a spouse, former spouse, child or other dependent of the Participant. As contemplated by Revenue Procedure 92-65 under the Code, a Stock Plan Participant's rights to benefit payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or the Participant's Beneficiary.

     This Plan shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any persons entitled to benefits hereunder.

     In the event that, notwithstanding the foregoing, any Participant's benefits are garnisheed or attached by order of any court, the Administrator may elect to bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of said action, any benefits that become payable may be paid into the court as they become payable, to be distributed by a court to the recipient as it deems proper at the close of said action.

     In addition, a Participant or Beneficiary shall have no rights against or security interest in the assets of the Plan, Company or Trust, if any, and shall have only the Company's unsecured promise to pay benefits. All assets of the Trust, if any, shall remain subject to the claims of the Company's general creditors.

11.4 PARTICIPANTS' RIGHTS.

     Nothing contained in this Plan shall be construed as giving any Participant the right to be retained as a Director of the Company. Nothing contained in this Plan shall be construed as limiting, in any way, any right that any party or parties may have to remove a Participant as a Director of the Company or to appoint or to elect another individual to replace a Participant as a Director of the Company. Nothing contained in this Plan shall be construed as giving any Participant the right to receive any benefit not specifically provided by the Plan. Any other provision of the Plan notwithstanding, a Stock Plan Participant shall not have any interest in the amounts credited to his Stock Plan Account until such Stock Plan Account is distributed in accordance with the provisions of Article 7, and all deferred Fees, and all earnings, gains and losses with respect thereto shall remain subject to the claims of the Company's general creditors in accordance with the provisions of the Stock Plan. With respect to amounts credited to a Participant's Stock Plan Account, the rights of the Stock Plan Participant, the Beneficiary of the Participant or any other person claiming through the Participant under this Stock Plan shall be solely those of unsecured general creditors of the Company, and the obligations of the Company hereunder shall be purely contractual. Such benefits shall be paid from the general assets of the Company. As contemplated by Revenue Procedure 92-65 under the Code, Participants shall have the status of general unsecured creditors of the Company and each Plan, and all rights thereunder, shall constitute a mere promise of the Company to make benefit payments in the future.

11.5 ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK.

     Subject to the provision of Sections 6.1 and 7.3, in the event of any stock dividend, stock split, recapitalization, or reclassification of shares of Common Stock, merger or consolidation of the Company or sale by the Company of all or a portion of its assets, or tender offer for its securities, or other event which could distort the implementation of the Plan or the realization of its objectives, the Administrator shall make such appropriate adjustments in the number and kind of securities which a Plan Unit will represent or which may be paid out under the Plan, and in the number of shares of Common Stock or other securities or number and kind of securities, and the purchase price therefor, for which an Option may be exercisable or in terms, conditions or restrictions on securities as the Administrator deems equitable.

     In the event of a stock split or stock dividend, the number of shares purchasable upon exercise of an Option shall be increased to the new number of shares which result from the shares covered by the Option immediately before the split or dividend. The purchase price per share shall be reduced proportionately and the total purchase price will remain the same. In the case of a distribution in property other than cash the number of shares covered shall be increased to reflect, in shares valued at the then current market, the fair value of the distribution.

     All events occurring between the Effective Date of the Option and its exercise shall result in an adjustment to the Option terms.

11.6 AMENDMENTS; OTHER.

     The Board or the Committee may amend the Plan to the extent necessary or appropriate to effect compliance with Rule 16b-3 in order to continue or provide an exemption from Section 16(a) and (b) of the Exchange Act for either Plan or any other equity plan of the Company, and the Administrator may change the cut-off dates for Elections or the dates of effectiveness of transactions or other events under the Plan to the same end; provided that no such amendments or change shall materially increase the benefits to or adversely affect the rights of the Participants.

     In addition, the Board may amend the Plan in any other manner, provided, however, that no amendment shall adversely and materially affect the rights of a Participant, taken as a whole, to amounts previously credited to his or her Stock Plan Account or to Options which have been granted unless such amendment is required by Rule 16b-3 in order to continue or provide an exemption from
Section 16(b) of the Exchange Act for either Plan or any other equity plan of the Company, or for the deferral of Directors' Fees until the year of payout or exercise of Options under either Plan for Federal income tax purposes.

     Amendments may not be made more frequently than permitted by Rule 16b-3. No amendment shall require shareholder approval unless required under Rule 16b-3. If shareholders' approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3, no such amendment shall become effective unless approved by affirmative vote of the Company's shareholders.

     Transactions under each Plan are intended to comply with applicable conditions of Rule 16b-3, except that a purchase under the Option Plan may be deemed to occur on an Effective Date. To the extent any provision of each Plan intended to comply, or action by the Administrator, fails to so comply, it shall be deemed null and void, to the extent permitted by law and declared advisable by the Administrator.

11.7 NOTICES.

     All elections, designations, requests, notices, instructions and other communications from a Director, Participant, Beneficiary or other person to the Administrator, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Administrator and shall be mailed by first class mail, delivered by facsimile or otherwise delivered to such location as shall be specified by the Administrator.

11.8 BINDING EFFECT.

     The terms of the Plan shall be binding upon the Company and its successors and assigns.

11.9 EFFECTIVE DATE OF PLAN.

     The Plan shall be effective as of June 28, 1994, subject to approval by the shareholders of the Company. All deferrals or credits to a Stock Plan Account, and all Options, made prior to such shareholder approval shall be contingent on such approval. The existing Citizens Utilities Company Deferred Compensation Plan for Directors shall continue to be available for compensation deferrals and shall not be affected by the adoption of this Plan.

                           CITIZENS UTILITIES COMPANY
                      1995 ANNUAL MEETING OF STOCKHOLDERS
                     10:00 A.M., EASTERN TIME, MAY 19, 1995
                              HYATT REGENCY HOTEL
                            1800 EAST PUTNAM AVENUE
                           OLD GREENWICH, CONNECTICUT
                            CUT OFF AT DOTTED LINE.
- --------------------------------------------------------------------------------

                           ADVANCE REGISTRATION FORM

Please send your completed and signed proxy form in the enclosed envelope. Include this Advance Registration Form in the envelope if you plan to attend or send a representative to the Annual Meeting.

Attendance at the Annual Meeting is limited to Citizens' stockholders, or their authorized representative, and guests and employees of the Company.

                             (PLEASE TYPE OR PRINT)

Stockholder's
Name ___________________________________________________________________________
Address ________________________________________________________________________
________________________________________________________________________________
City_______________________________State________________________Zip_____________

 I am a Citizens stockholder. My representative at the Annual Meeting will be:
________________________________________________________________________________
        (Admission card will be returned c/o the stockholder's address.)
________________________________________________________________________________
                            Stockholder's Signature

                                   APPENDIX 1
                                   PROXY CARD

                           CITIZENS UTILITIES COMPANY

                 Please complete both sides of the Proxy Card,
                  detach and return in the enclosed envelope.

                             DETACH PROXY CARD HERE

- --------------------------------------------------------------------------------

                           CITIZENS UTILITIES COMPANY
                Proxy Solicited on Behalf of Board of Directors

The undersigned hereby appoints Norman I. Botwinik and Elwood A. Rickless or any of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Citizens Utilities Company (the "Company") to be held on Friday, May 19, 1995 at the Hyatt Regency Hotel, Old Greenwich, Connecticut, at 10:00 A.M., Eastern Time, and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed, and in their discretion upon such other matters as may come before the meeting.

                                Signature:______________________________________

                                Signature:______________________________________

                                Date:_____________________________________, 1995

                                Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE SIGNATORY STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL DIRECTORS AND "FOR" PROPOSAL 1.

- --------------------------------------------------------------------------------

ELECTION OF DIRECTORS                                  PROPOSAL 1

                                  Nominees:            Approve the Non-Employee Directors Deferred Fee Equity Plan.

 For       Withheld           Norman I. Botwinik
                              Aaron I. Fleischman
                              Stanley N. Harfenist
                              Andrew N. Heine          For        [ ]
 [ ]       [ ]                Elwood A. Rickless
                              John L. Schroeder
                              Robert D. Siff
                              Robert A. Stanger        Against    [ ]
                              Edwin Tornberg
For, except vote withheld     Claire L. Tow
from the following            Leonard Tow
nominee(s):                                            Abstain    [ ]

- --------------------------------------------------

- --------------------------------------------------------------------------------

                                   APPENDIX 2
                             EMPLOYEE BENEFIT CARD

                           CITIZENS UTILITIES COMPANY

                 Please complete both sides of the Proxy Card,
                  detach and return in the enclosed envelope.

                             DETACH PROXY CARD HERE

- --------------------------------------------------------------------------------

                        CUC 401(k) EMPLOYEE BENEFIT PLAN
                Proxy Solicited on Behalf of Board of Directors

The undersigned hereby authorizes and directs PNC Bank as the Trustee under the Citizens Utilities 401(k) Employee Benefit Plan to vote all shares of stock allocable to the undersigned under the provisions of the Plan and to appoint Norman I. Botwinik and Elwood A. Rickless or any of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Citizens Utilities Company (the "Company") to be held on Friday, May 19, 1995 at the Hyatt Regency Hotel, Old Greenwich, Connecticut, at 10:00 A.M., Eastern Time, and at any adjournments thereof. Said Trustee is authorized and directed to execute and deliver a written proxy appointing such individuals to act as proxies as indicated.

                                Signature:______________________________________

                                Date:_____________________________________, 1995

                                Note: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE SIGNATORY STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL DIRECTORS AND "FOR" PROPOSAL 1.

- --------------------------------------------------------------------------------

ELECTION OF DIRECTORS                                  PROPOSAL 1

                                  Nominees:            Approve the Non-Employee Directors Deferred Fee Equity Plan.

 For       Withheld           Norman I. Botwinik
                              Aaron I. Fleischman
                              Stanley N. Harfenist
                              Andrew N. Heine          For        [ ]
 [ ]       [ ]                Elwood A. Rickless
                              John L. Schroeder
                              Robert D. Siff
                              Robert A. Stanger        Against    [ ]
                              Edwin Tornberg
For, except vote withheld     Claire L. Tow
from the following            Leonard Tow
nominee(s):                                            Abstain    [ ]

- --------------------------------------------------

- --------------------------------------------------------------------------------

                                   APPENDIX 3
                                  SAVINGS CARD

                           CITIZENS UTILITIES COMPANY

                 Please complete both sides of the Proxy Card,
                  detach and return in the enclosed envelope.

                             DETACH PROXY CARD HERE

                     CITIZENS UTILITIES 401(k) SAVINGS PLAN
                Proxy Solicited on Behalf of Board of Directors

The undersigned hereby authorizes and directs PNC Bank as the Trustee under the Citizens Utilities 401(k) Savings Plan to vote all shares of stock allocable to the undersigned under the provisions of the Plan and to appoint Norman I. Botwinik and Elwood A. Rickless or any of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Citizens Utilities Company (the "Company") to be held on Friday, May 19, 1995 at the Hyatt Regency Hotel, Old Greenwich, Connecticut, at 10:00 A.M., Eastern Time, and at any adjournments thereof. Said Trustee is authorized and directed to execute and deliver a written proxy appointing such individuals to act as proxies as indicated.

                                Signature:______________________________________

                                Date:_____________________________________, 1995


                                Note: Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE SIGNATORY STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL DIRECTORS AND "FOR" PROPOSAL 1.

- --------------------------------------------------------------------------------

ELECTION OF DIRECTORS                                  PROPOSAL 1

                                  Nominees:            Approve the Non-Employee Directors Deferred Fee Equity Plan.

 For       Withheld           Norman I. Botwinik
                              Aaron I. Fleischman
                              Stanley N. Harfenist
                              Andrew N. Heine          For        [ ]
 [ ]       [ ]                Elwood A. Rickless
                              John L. Schroeder
                              Robert D. Siff
                              Robert A. Stanger        Against    [ ]
                              Edwin Tornberg
For, except vote withheld     Claire L. Tow
from the following            Leonard Tow
nominee(s):                                            Abstain    [ ]

- --------------------------------------------------

- --------------------------------------------------------------------------------